EXECUTION VERSION

CLASS A-VF PURCHASE AGREEMENT

Dated as of February 26, 2026

by and among

VCP RRL ABS V, LLC,

as Issuer,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN CONDUIT INVESTORS,

each as a Conduit Investor

CERTAIN FUNDING AGENTS

and

MUFG Bank, Ltd.,

as Class A-VF Administrative Agent

i

EXHIBITS

Schedule A Commitments

Schedule B Notice Addresses

Exhibit 1.1 Purchaser Group Supplement

Exhibit 2.2 Form of Borrowing Notice

Exhibit 2.6 Forms of Tax Compliance Certificates

ii

CLASS A-VF PURCHASE AGREEMENT, dated as of February 26, 2026 (this “Agreement”), by and among: (i) VCP RRL ABS V, LLC, a Delaware limited liability company, as issuer (the “Issuer”); (ii) MUFG BANK, LTD., as administrative agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents (together with its permitted successors and assigns in such capacity, the “Class A-VF Administrative Agent”); (iii) each commercial paper conduit listed on Schedule A as a Conduit Investor, and their permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”); (iv) each financial institution listed on Schedule A as a Committed Note Purchaser, and their permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”); (v) for each Purchaser Group (as defined below), the financial institution entitled to act on behalf of the Purchaser Group set forth opposite the name of such Purchaser Group on Schedule A as Funding Agent (each, the “Funding Agent” with respect to such Purchaser Group and, collectively, the “Funding Agents”); and (vi) solely for purposes of Section 5.3, VISTA CREDIT STRATEGIC LENDING CORP., a Delaware limited partnership, as collateral manager (the “Collateral Manager”).

In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1. Definitions. Unless otherwise defined herein, terms defined in the Indenture are used herein as defined therein. Capitalized terms used in this Agreement shall have (unless otherwise provided elsewhere herein) the following respective meanings:

“ABR” means, for any day, a rate per annum equal to (i) the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%, plus (ii) 1.65%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Term SOFR, respectively.

“ABR Advance” means, as to any Class A-VF Advance that bears interest based on the ABR.

“Affected Party” is defined in Section 2.8(a).

“Aggregate Undrawn Amount” means, at any time with respect to the Class A-VF Notes, the excess, if any, of (i) the aggregate amount of the Class A-VF Commitment in respect of all Class A-VF Notes (including, for the avoidance of doubt, without duplication, any amounts on deposit in any Class A-VF Purchaser Collateral Account) (whether or not utilized) at such time over (ii) the aggregate Class A-VF Advances Outstanding at such time.

“Anti-Corruption Laws” means any applicable laws, rules or regulations pertaining to bribery or corruption, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977,

as amended, the UK Bribery Act 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Anti-Money Laundering Laws” means each of: (a) the Executive Order; (b) the PATRIOT Act; (c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto; (d) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); (e) the Bank Secrecy Act, and the rules and regulations promulgated thereunder; and (f) any other Applicable Law of the United States, Canada, the United Kingdom or any member state of the European Union now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism or (ii) the funding or support of terrorism or (iii) money laundering.

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Approved Fund” means any fund that is administered or managed by (a) a Purchaser, (b) an Affiliate of a Purchaser or (c) an entity or an Affiliate of an entity that administers or manages a Purchaser.

“Available Tenor” means as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Accrual Period or for determining any frequency of making payments of interest calculated with reference to such Benchmark as of such date.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Class A-VF Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Class A-VF Administrative Agent giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means, as determined by the Class A-VF Administrative Agent, the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, as determined by the Class A-VF Administrative Agent, the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such

Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder.

“Benefit Plan Purchaser” means (a) an employee benefit plan (as defined in Section 3(3) of ERISA) or other arrangement subject to Part 4, Subtitle B, Title I of ERISA, (b) a plan, account or arrangement subject to Section 4975 of the Code, or (c) an entity whose underlying assets include plan assets (as defined by 29 CFR 2510.3-101, as modified by Section 3(42) of ERISA) of any such plans.

“Borrowing Notice” is defined in Section 2.3(a).

“Certification of Beneficial Owner(s)” shall mean a certificate in form and substance satisfactory to Buyer regarding beneficial ownership of Seller as required by 31 C.F.R. § 1010.230.

“Class A-VF Administrative Agent” has the meaning set forth in the Preamble. The Class A-VF Administrative Agent shall be, at all times, a Purchaser hereunder.

“Class A-VF Advance” is defined in Section 2.2(a).

“Class A-VF Advances Outstanding” means, for any day, with respect to any Purchaser, the aggregate principal amount of such Purchaser’s Class A-VF Advances outstanding on such day, after giving effect to all repayments of such Purchaser’s Class A-VF Advances on such day.

“Class A-VF Commitment” means, with respect to any Purchaser at any time, the maximum aggregate outstanding amount of Class A-VF Advances that such Purchaser is obligated hereunder from time to time to make to the Issuer, which, for the initial Purchasers party hereto, is listed on Schedule A to this Agreement and for any other Purchaser, as listed in the joinder or assignment documentation by which such Purchaser becomes a party to this Agreement or assumes the Class A-VF Commitment (or a portion thereof) of another Purchaser hereunder.

“Class A-VF Commitment Termination Date” means the date on which any of the following first occurs: (a) the last day of the Reinvestment Period or (b) the date on which the Class A-VF Commitments are declared terminated following an Event of Default.

“Class A-VF Eligible Investments” is defined in Section 2.10(a).

“Class A-VF Prepayment” is defined in Section 2.5(a).

“Class A-VF Principal Allocation” is defined in Section 2.5(a).

“Class A-VF Purchaser Collateral Account” is defined in Section 2.10(a).

“Code” means the United States Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

“Collateral Manager” means, initially, Vista Credit Strategic Lending Corp., a Maryland corporation, until a successor Person shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement, and thereafter “Collateral Manager” shall mean such successor Person.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Fee” means, with respect to any Interest Accrual Period, a fee equal to (a) the sum of (i) the Aggregate Undrawn Amount as of the close of business on each day during such Interest Accrual Period that occurs prior to the end of the Reinvestment Period multiplied by (ii) the Commitment Fee Rate divided by 360, plus (b) any unpaid Commitment Fee due in respect of any prior Interest Accrual Period plus (c) interest, as determined in accordance with Section 2.6(b), on any accrued and unpaid Commitment Fee due in respect of any prior Interest Accrual Period from the date such unpaid Commitment Fee was originally due and payable.

“Commitment Fee Rate” means 0.50%.

“Commitment Fee Shortfall” is defined in Section 2.6(b).

“Committed Note Purchaser” means each financial institution that satisfies the Purchaser Rating Criteria and is designated as a “Purchaser” on Schedule A to this Agreement or in the applicable joinder or assignment documentation pursuant to which such financial institution becomes a party to this Agreement.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit whose Commercial Paper is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P or KBRA and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Class A-VF Advances Outstanding or a portion thereof with respect to such Conduit Investor pursuant to Section 7.2(b).

“Conduit Investor” has the meaning set forth in the preamble.

“Conduit Investor Amounts” has the meaning set forth in Section 7.5(b).

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes, timing and frequency of determining rates and timing of making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Class A-VF Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Class A-VF Administrative Agent in a manner substantially consistent with market practice (or, if the Class A-VF Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Class A-VF Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Class A-VF Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“CP Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Class A-VF Notes funded or maintained by such Conduit Investor, a per annum rate equal to the sum of (i) the per annum rate equivalent to the weighted average cost, as determined by the related Funding Agent, associated with the issuance of Commercial Paper, which shall include (without limitation or duplication) (a) the fees and commissions of placement agents and dealers, (b) costs, fees and expenses of any issuing and paying agent or other person(s) responsible for the administration of such Conduit Lender’s Commercial Paper programs, (c) incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, (d) other borrowings by such Conduit Investor and any other costs, fees or expenses of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agen to fund or maintain such Class A-VF Notes for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Rate” for such Class A-VF Notes for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum, plus (ii) 2.15%.

“Defaulting Purchaser” means any Purchaser that has (a) failed to make a payment required to be made by it under the terms hereof within two (2) Business Days of the day such payment is required to be made by such Purchaser hereunder, (b) notified the related Funding Agent in writing that it does not intend to make any payment required to be made by it under the terms hereof within two (2) Business Days of the day such payment is required to be made by such Purchaser hereunder, or (c) become the subject of an Insolvency Event.

“Dollars” or “$” means lawful currency of the United States of America.

“Draw” is defined in Section 2.2(a).

“Draw Date” is defined in Section 2.2(a).

“Eligible Assignee” means: an entity that is (i) (a) an entity, or the commercial paper conduit providing the funding for such entity, that has a short-term credit rating from S&P and Moody’s of at least “A-1”, or the equivalent from any other rating agency or (b) an entity whose obligations are guaranteed by an entity meeting the requirements under clause (i)(a) at such time; and is (ii) (a) any Purchaser, (b) an Affiliate of a Purchaser or (c) any other financial institution that meets the requirements of clause (i) and is that satisfies the Purchaser Rating Criteria approved by the Issuer (or the Collateral Manager on its behalf) and the Class A-VF Administrative Agent (unless the Person then acting as the Class A-VF Administrative Agent is the Defaulting Purchaser being replaced) (which approval in each case shall not be unreasonably withheld, conditioned or delayed, and shall be deemed given if no objection is made within fifteen (15) Business Days after having received notice thereof); provided that none of the Issuer, the Issuer’s Affiliates or a natural Person shall be an Eligible Assignee.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P or KBRA and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.

“Erroneous Payment” is defined in Section 2.13(a).

“Erroneous Payment Subrogation Rights” is defined Section 2.13(e).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Purchaser, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Purchaser, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in a Class A-VF Advance or Class A-VF Commitment pursuant to a law in effect on the date on which (i) such Purchaser acquires such interest in the Class A-VF Advance or Class A-VF Commitment or (ii) such Purchaser changes its lending office, except in each case to the extent that pursuant to Section 2.7 amounts with respect to such Taxes were payable either to such Purchaser’s assignor immediately before such Purchaser became a party hereto or to such Purchaser immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.7(h), and (d) any withholding Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the Code, any final or temporary, current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with either the implementation of such Sections of the Code or analogous provisions of non-U.S. law.

“Federal Funds Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

“Fee Letter” means the Fee Letter, dated as of the Closing Date, from the Class A-VF Administrative Agent, as acknowledged and agreed to by the Issuer.

“Floor” means 0%.

“Foreign Purchaser” means a Purchaser that is not a United States Tax Person.

“Funding Agent” has the meaning set forth in the preamble.

“GAAP” means generally accepted accounting principles in the United States in effect from time to time.

“Holder” means any Purchaser, Conduit Assignee, Eligible Assignee, Eligible Conduit Investor or any other entity that satisfies the Purchaser Rating Criteria and is otherwise eligible to fund advances of the Class A-VF Notes, in each case in accordance with this Agreement and the Indenture.

“Increased Costs” means any increase in the cost of, or any reduction in the amount of any sum received or receivable by any Affected Party, including reductions in the rate of return on such Affected Party’s capital (or on the capital of such Purchaser’s holding company), in respect of funding or maintaining (or of its obligation to fund or maintain) any Class A-VF Advances or its Class A-VF Commitment that arise in connection with any Regulatory Change.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Issuer under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” means the Indenture, dated as of the date hereof, among the Issuer and the Trustee, as amended, modified, restated, waived or supplemented from time to time.

“Insolvency Event” means, with respect to a specified Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person’s affairs, which decree or order shall remain unstayed or undismissed and in effect for a period of 60 consecutive days; or (ii) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or the taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Interest Accrual Period” means (i) with respect to the initial Payment Date following the Closing Date (or, in the case of a Refinancing of the Class A-VF Notes or Class A-VF Notes issued in connection with an additional issuance, the first Payment Date following the Refinancing or the date of such additional issuance, respectively), the period from and including the Closing Date (or, in the case of a Refinancing of the Class A-VF Notes or Class A-VF Notes issued in connection with an additional issuance, the date of issuance of the replacement notes or debt obligations or the date of such additional issuance, respectively) to but excluding the second Business Day preceding such Payment Date; and (ii) with respect to each succeeding Payment Date, the period from and including the second Business Day immediately preceding such Payment Date) to but excluding the second Business Day preceding such Payment Date.

“Interest Determination Date” means (a) with respect to the first Interest Accrual Period following the Closing Date (x) for the period from and including the Closing Date to but excluding the First Interest Determination End Date, the day that is two U.S. Government Securities Business Days preceding the Closing Date and (y) for the period from and including the First Interest Determination End Date to but excluding the first Payment Date following the Closing Date, the day that is two U.S. Government Securities Business Days preceding the First Interest Determination End Date and (b) with respect to each Interest Accrual Period thereafter, the day that is two U.S. Government Securities Business Days preceding the first day of each Interest Accrual Period.

“Interim Payment Date” is defined in Section 2.5(c).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the U.S. Internal Revenue Service.

“Issuer” is defined in the Preamble.

“Litigation” means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened in writing against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

“Material Adverse Effect” means, with respect to the Issuer, a material adverse effect on (a) the business, assets, liabilities, operations or financial condition of the Issuer, (b) the ability of the Issuer to perform any of its obligations under the Transaction Documents in accordance with the terms thereof, (c) the validity or enforceability of any Transaction Document or the rights and remedies of the Purchasers, the Trustee or the Class A-VF Administrative Agent under any Transaction Document or (d) the Assets or Liens of the Trustee thereon.

“Maximum Class A-VF Commitment” means $75,000,000.

“Obligations” means all obligations (monetary or otherwise) of the Issuer to the Purchasers, the Class A-VF Administrative Agent or any other Affected Party arising under or in connection with this Agreement, and each other Transaction Document.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Class A-VF Advance, its Class A-VF Commitment or Transaction Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Payment Recipient” is defined in Section 2.13(a).

“Participant” is defined in Section 7.2(f).

“Participant Register” is defined in Section 7.2(f).

“Prime Rate” means, as of any date of determination, that certain rate quoted in the Wall Street Journal as the U.S. “prime rate” on such date (or, if not quoted on such date, on the preceding date on which it is so quoted).

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Class A-VF Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Class A-VF Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser ).

“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Conduit Investor in respect of such Conduit Investor’s Commercial Paper and/or Class A-VF Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor and/or holding equity interest in such Purchaser, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Purchaser” means any one of the Conduit Investors and the Committed Note Purchasers and “Purchasers” means the Conduit Investors and the Committed Note Purchasers collectively.

“Purchaser Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I (or, if applicable, set forth for such Conduit Investor in the Purchaser Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Class A-VF Purchaser for such Purchaser Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Class A-VF Purchaser for such Purchaser Group).

“Purchaser Group Supplement” has the meaning set forth in Section 7.2(c).

“Purchaser Rating Criteria” means criteria that will be satisfied with respect to any Holder of the Class A-VF Notes on each day during the Reinvestment Period if: (i) such Holder, or the commercial paper conduit providing the funding for such Holder, has a short-term credit rating from S&P and Moody’s of at least “A-2”, or the equivalent from any other rating agency; or (ii) such Holder’s obligations are guaranteed by an entity meeting the requirements under clause (i) at such time. The Purchaser Rating Criteria will not apply after the Reinvestment Period.

“Recipient” means (a) the Class A-VF Administrative Agent, (b) any Funding Agent or (c) any Purchaser or any Program Support Provider, as applicable.

“Regulatory Change” means the occurrence, after the Cosing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by an governmental authority or (c) the making or issuance of any request, rule, guideline, requirement or directive (whether or not having the force of law) by any governmental authority, including, in the case of each of clauses (a), (b) and (c), with respect to all Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes on its loans, loan principal, letters of credit, commitments or other obligations, or deposits, reserves, other liabilities or capital attributable thereto; provided that, notwithstanding anything herein to the contrary, (x) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed

Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Regulatory Change” hereunder regardless of the date enacted, adopted, issued or implemented.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, including the ARRC, or any successor thereto.

“Rule 17g-5” means Rule 17g-5 under the Exchange Act, as interpreted by the U.S. Securities and Exchange Commission from time to time.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate as identified by the Class A-VF Administrative Agent).

“SOFR Advance” means any Class A-VF Advance that bears interest at a rate based on the Term SOFR Rate, other than pursuant to clause (c) of the definition of “ABR”.

“Specified Rating Agencies” means any of S&P, Moody’s, KBRA or Fitch, as applicable.

“Taxes” means any tax, levy, impost, duty, charge, assessment, deduction, withholding, or fee of any nature (including interest, penalties and additions thereto) imposed by any governmental taxing authority.

“Term SOFR” means, for any Interest Accrual Period, the greater of (x) the Floor and (y) the Term SOFR Reference Rate for a three-month tenor, as such rate is published by the Term SOFR Administrator on the related Interest Determination Date; provided that if as of 5:00 p.m. (New York City time) on any Interest Determination Date, the Term SOFR Reference Rate has not been published by the Term SOFR Administrator, then Term SOFR will be (a) the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities

Business Day is not more than five Business Days prior to such Interest Determination Date or (b) if Term SOFR cannot be determined in accordance with clause (a) of this proviso, Term SOFR shall be Term SOFR as determined on the previous Interest Determination Date.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Class A-VF Administrative Agent).

“Term SOFR Rate” means, for purposes of any calculation, the per annum rate equal to (i) Term SOFR for such calculation plus (ii) 2.15%.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Trustee” means State Street Bank and Trust Company, as trustee under the Indenture.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends on its website that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” has is defined in Section 2.7(h).

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States Tax Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“VCSL” means Vista Credit Strategic Lending Corp., a Maryland corporation.

“Withholding Agent” means the Issuer, the Class A-VF Administrative Agent and each Funding Agent.

Section 1.2. Other Interpretive Matters. All terms defined directly or by incorporation in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the fiscal calendar of the Issuer; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and permitted assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 1.3. Appendices. All exhibits and schedules hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

Section 1.4. Intended Characterization. It is the intent of the parties hereto that the Class A-VF Advances made hereunder shall be treated as indebtedness for U.S. federal, state and local income and franchise tax purposes, except to the extent otherwise required by applicable law. Each party hereto agrees to treat, and to take no action inconsistent with the treatment of, the Class A-VF Advances as indebtedness for U.S. federal, state and local income and franchise tax purposes, except as otherwise required by applicable law. Each of the parties hereto agree to treat each Class A-VF Advance made hereunder as a loan from the applicable Purchaser to the Issuer.

Section 1.5. Business Days. In relation to any Class A-VF Advance that bears interest at the CP Rate, any day on which the commercial paper market in the United States is closed shall in no event be deemed a Business Day hereunder.

Section 1.6. Rates. The Class A-VF Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate, Term SOFR Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Term SOFR Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Class A-VF Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Issuer. The Class A-VF Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Term SOFR Rate, Term SOFR Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Issuer, any Purchaser, any Funding Agent or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II

COMMITMENT; ADVANCE

Section 2.1. The Notes. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Issuer shall issue and shall request the Trustee to authenticate the Class A-VF Notes, which the Issuer shall deliver to each Funding Agent on behalf of the Purchasers in the related Purchaser Group on the Closing Date. Such Class A-VF Note for each Purchaser Group shall be dated the Closing Date, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Purchasers, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Class A-VF Commitment for such Purchaser Group, and shall be duly authenticated in accordance with the provisions of the Indenture. The Class A-VF Notes issued to the Funding Agent of each Purchaser Group shall evidence the Class A-VF advances made by the Purchasers within such Purchaser Group. For the avoidance of doubt, the Class A-VF Notes shall only be issued as Certificated Notes.

Section 2.2. Advances. (a) On the terms and subject to the conditions set forth in this Agreement, on any Business Day prior to the Class A-VF Commitment Termination Date, the Collateral Manager, on behalf of the Issuer, may request a loan advance (any such loan advance made pursuant to this Section 2.2(a), a “Draw” and the date on which such Draw is made, a “Draw Date”) to be made by the Purchasers in accordance with this Article II. Any Draw so requested by the Issuer (or the Collateral Manager on behalf of the Issuer) and evidenced by the delivery of a Borrowing Notice to be made on a Draw Date shall be allocated to the Purchaser Groups pro rata based on their respective Class A-VF Commitments. Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may, in its sole discretion, and if such Eligible Conduit Investor determines that it will not make (or it does not in fact make) a Class A-VF Advance or any portion of a Class A-VF Advance, its related Committed Note Purchaser (s) shall or, if there is no Eligible Conduit Investor with respect to any Purchaser Group, the Committed Note Purchaser (s) with respect to such Purchaser Group shall lend to the Issuer its share of the requested Draw, pro rata in accordance with its respective Class A-VF Commitment (each Purchaser’s pro rata share of a Draw, its “Class A-VF Advance”).

(b) Notwithstanding anything herein or in any other Transaction Document to the contrary, at no time will a Conduit Investor be obligated to make Class A-VF Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall promptly notify the Class A-VF Administrative Agent (who shall promptly notify the related Funding Agent and the Issuer) thereof.

(c) Notwithstanding the foregoing, under no circumstances shall any Committed Note Purchaser be required to make such Class A-VF Advance to the extent that after giving effect thereto (i) the Class A-VF Advances Outstanding would exceed the Maximum Class A-VF Commitment, (ii) such Committed Note Purchaser’s Class A-VF Advances Outstanding would exceed such Committed Note Purchaser’s Class A-VF Commitment, (iii) the Aggregate

Outstanding Amount of the Debt would exceed the Aggregate Borrowing Base, or (iv) the Aggregate Outstanding Amount of the Class A Debt would exceed the Class A Borrowing Base. The obligation of each Committed Note Purchaser to fund its Class A-VF Advance of any Draw shall be several from that of each other Committed Note Purchaser, and the failure of any Committed Note Purchaser to so make such amount available to the Issuer shall not relieve any other Committed Note Purchaser of its obligation hereunder.

(d) On any date during the Reinvestment Period on which the Class A Debt is repaid or redeemed other than in connection with a Class A-VF Prepayment, the aggregate Class A-VF Commitments shall be reduced by an amount equal to the lesser of (i) the amount of the aggregate Class A-VF Commitments immediately prior to such reduction and (ii) the product of (1) the aggregate amount of the Class A-VF Commitments immediately prior to such repayment and (2) a ratio the numerator of which is the aggregate outstanding principal amount of the Class A Debt redeemed or repaid on such date and the denominator of which is the aggregate outstanding principal amount of the Class A Debt immediately prior to such date (such that, after giving effect to such reduction in the Class A-VF Commitments, the ratio of the sum of Class A-VF Commitments to the aggregate outstanding principal amount of the Class A Debt at such time is the same as it was immediately prior to such payment). The Maximum Class A-VF Commitment shall be reduced by an amount equal to the amount of any such reduction of the Class A-VF Commitments. Any such reduction of the Class A-VF Commitments will be applied to the Class A-VF Commitment of each Purchaser pro rata in accordance with each Purchaser’s Class A-VF Commitment. Any reduction or termination of the Maximum Class A-VF Commitment and the Class A-VF Commitment shall be permanent. Following the end of the Reinvestment Period, the Maximum Class A-VF Commitment and the Class A-VF Commitment shall be reduced to zero.

Section 2.3. Advance Procedures. (a) During the Reinvestment Period, not later than 12:00 p.m. (New York City time) three Business Days prior to a proposed Draw, the Issuer (or the Collateral Manager on behalf of the Issuer) will provide notice to each Funding Agent (with a copy to the Class A-VF Administrative Agent and the Trustee) in substantially the form of Exhibit 2.2 (each, a “Borrowing Notice”) of the Issuer’s intention to effect a Draw under this Agreement. Each Borrowing Notice will specify (i) the Draw Date, (ii) the amount of the requested Draw, (iii) each Purchaser Group’s Class A-VF Advance with respect to such Draw and (iv) a borrowing base certificate in a form satisfactory to the Class A-VF Administrative Agent (which shall include a calculation of the Aggregate Borrowing Base and the Class A Borrowing Base in accordance with the terms hereof). Each Draw shall be in an aggregate amount not exceeding the lesser of (x) $500,000 (and integral multiples of $50,000 in excess thereof) and (y) the aggregate amount of the unused portion of the Class A-VF Commitments. Each Borrowing Notice shall be irrevocable. If any Borrowing Notice is received by a Funding Agent after 12:00 p.m. (New York City time), on any Business Day or on a day that is not a Business Day, such Borrowing Notice shall be deemed to be received by such Funding Agent at 9:00 a.m. on the next Business Day Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any Borrowing Notice and shall promptly thereafter notify the Class A-VF Administrative Agent, the Issuer and the related Committed Note Purchaser (s) whether such Conduit Investor has determined to make all or any portion of the Class A-VF Advances in such Draw that are to be made by its Purchaser Group. The applicable Purchasers will fund such Draw on the applicable Draw Date specified in such notice. The Collateral Manager shall promptly notify the Class A-VF Administrative Agent and the Trustee of any Draw made hereunder and of the adjustment of the Class A-VF Advances

Outstanding resulting therefrom. By 2:00 p.m. (New York City time) on the Draw Date, the applicable Purchasers shall transfer, by wire transfer or otherwise, but in any event in immediately available funds, the amount of their respective Class A-VF Advances to be made on the Draw Date, to, or at the direction of, the Issuer, as set forth in the Borrowing Notice. Payments received by the Issuer after 6:00 p.m. (New York City time) on any day will be deemed to have been received by the Issuer on its next following Business Day.

(b) In the event that at any time during the Reinvestment Period, either (i) a Purchaser defaults in its obligation to fund any portion of its Class A-VF Advance or (ii) a Purchaser no longer satisfies the Purchaser Rating Criteria, and in either case, and does not within two Business Days thereafter deposit cash to the applicable Class A-VF Purchaser Collateral Account in an amount equal to the undrawn amount of such Committed Note Purchaser’s Class A-VF Commitment, then the Issuer will have the right to replace such Purchaser with an Eligible Assignee (by requiring such replaced Purchaser to transfer all of its rights and obligations hereunder, including its rights and obligations in respect of its Class A-VF Advances to another entity at a price equal to the aggregate principal amount of such Class A-VF Advances together with accrued interest thereon and any accrued and unpaid Commitment Fees and Class A-VF Note Additional Amounts with respect thereto). For so long as such Purchaser has not been replaced, any payments of Class A Principal Distribution Amount or accrued interest otherwise payable with respect to such Purchaser’s Class A-VF Advances Outstanding and any payments of a Commitment Fee otherwise payable to such Purchaser, shall be remitted to the Class A-VF Purchaser Collateral Account for such Purchaser to secure the obligation of such Purchaser to fund its Class A-VF Advances with respect to future Draws, and applied by the Collateral Manager to fund such Draws.

(c) From and after the date on which a Purchaser deposits cash into a Class A-VF Purchaser Collateral Account and until the earliest to occur of:

(i) the assignment by such Purchaser of all of its rights and obligations under this Agreement and its rights and obligations in respect of such Purchaser’s Class A-VF Advances;

(ii) the Stated Maturity; and

(iii) the Class A-VF Commitment Termination Date;

(x) the obligation of such Purchaser to fund any Class A-VF Advance will be satisfied by the Collateral Manager withdrawing funds from such Class A-VF Purchaser Collateral Account (and the Collateral Manager will provide prior notice of any such withdrawal to the Class A-VF Administrative Agent and the Trustee), (y) all payments of principal with respect to such Class A-VF Advances will be made by depositing the related funds into such Class A-VF Purchaser Collateral Account and (z) the Collateral Manager will have full authority to withdraw funds from such Class A-VF Purchaser Collateral Account at the time of, and in connection with, the making of any such Class A-VF Advance or any payment described in the foregoing clauses of this paragraph and to deposit funds (with prior notice thereof to the Class A-VF Administrative Agent and the Trustee) into such Class A-VF Purchaser Collateral Account, all in accordance with the terms of and for the purposes set forth herein and in the Indenture.

Section 2.4. Records. The Class A-VF Administrative Agent shall maintain a record of the amount of Class A-VF Advances made by each Purchaser Group hereunder, the date of each such Class A-VF Advance, the date and amount of each repayment of principal hereunder, the current Class A-VF Advances Outstanding for each Purchaser Group and the current Class A-VF Advances Outstanding. Such records shall be conclusive evidence of the Class A-VF Advances Outstanding for each Purchaser Group absent manifest or demonstrable error.

Section 2.5. Principal Repayments. (a) On each Payment Date, to the extent funds are then available therefor, the amounts specified in Section 11.1(a)(ii)(B) of the Indenture shall be distributable to the Class A Holders. The Purchasers’ ratable share of such amount (the “Class A-VF Principal Allocation”) will be based on the relative balances of the Class A-VF Advances Outstanding and the Outstanding Principal Balance of the Class A Debt set forth in the Distribution Report for the related Interest Accrual Period.

(b) Any prepayment of principal of the Class A-VF Advances is referred to hereinafter as a “Class A-VF Prepayment”. A Class A-VF Prepayment may be made on any Payment Date in accordance with the Priority of Payments as described in the Indenture. During the Reinvestment Period, the Issuer, at the direction of the Collateral Manager, may also apply amounts on deposit in the Principal Collection Subaccount and the Reinvestment Collection Subaccount to reduce the principal amounts of the Class A-VF Advances Outstanding on any Business Day other than a Payment Date (the date of such a Class A-VF Prepayment, an “Interim Payment Date”) subject to the following: (i) at the time of and immediately after giving effect to such prepayment, no Event of Default or Rapid Amortization Event will have occurred and be continuing or would result from such prepayment, (ii) the Borrowing Base Condition is satisfied as of such date after giving effect to such prepayment, (iii) the Collateral Manager has reasonably determined that there will be sufficient amounts on the next Payment Date to pay the amounts described in clause (A) under Section 11.1(a)(ii) of the Indenture and (iv) the Issuer (or the Collateral Manager on its behalf) has certified to the Trustee and the Class A-VF Administrative Agent that the conditions to such repayment have been satisfied. For the avoidance of doubt, any principal amounts prepaid pursuant to a Class A-VF Prepayment shall not result in a reduction of the Class A-VF Commitment and may be reborrowed in accordance with Section 2.2.

(c) The Collateral Manager on behalf of the Issuer must provide not less than two Business Days’ notice to each Purchaser and the Class A-VF Administrative Agent (with a copy to Trustee) in connection with any Class A-VF Prepayment to be made on an Interim Payment Date. The aggregate principal amount of any Class A-VF Prepayment (other than any prepayment of principal required to be made in accordance with the Priority of Payments) of the Class A-VF Advances (taken as a whole) will be at least $500,000 (and integral multiples of $50,000 in excess thereof) (or, if the Class A-VF Advances Outstanding is less than $500,000, such lesser amount), and any Class A-VF Prepayment will be made by the Issuer pro rata to all Purchasers with outstanding Class A-VF Advances. The Collateral Manager shall promptly notify the Trustee of any Class A-VF Prepayment made on an Interim Payment Date and of the adjustment of the Class A-VF Advances Outstanding resulting therefrom.

(d) In accordance with the terms and conditions of the Indenture, the Class A-VF Advances Outstanding are due and payable in full on the Stated Maturity date.

Section 2.6. Payment of Interest, Etc.

(a) Payment of Interest. The Class A-VF Advances will bear interest at the interest rate as determined in accordance with Section 2.9. Each Committed Note Purchaser shall be entitled to receive the Commitment Fee on the undrawn portion of its Class A-VF Commitment until the Class A-VF Commitment Termination Date in accordance with Section 2.6(b). The Issuer hereby promises, solely to the extent that there are funds then or thereafter available therefor pursuant to clause (C) of Section 11.1(a)(i) of the Indenture, to pay accrued interest, Class A-VF Note Additional Amounts and Commitment Fees computed as described herein and in the Indenture. Accrued and unpaid accrued interest and Commitment Fees in respect of any Interest Accrual Period shall be due and payable on the corresponding Payment Date.

(b) Commitment Fee; Computation of Interest and Fees. The Issuer agrees to pay to each Funding Agent, for the account of the applicable Committed Note Purchaser, in arrears on each Payment Date, the Commitment Fee for each day during the applicable Interest Accrual Period from and including the Closing Date to but excluding the Class A-VF Commitment Termination Date. The Commitment Fee shall be computed on the basis of the actual number of days occurring during the related Interest Accrual Period over a year comprised of 360 days. If any Commitment Fees are not paid in full on the related Payment Date, such unpaid portion of the Commitment Fees will accrue interest at the highest rate then applicable to the Class A-VF Notes (or if there are no borrowings then outstanding, on each day the Interest Rate applicable to the Class A Debt). Any unpaid Commitment Fees plus the amount of interest which accrues on such unpaid Commitment Fees (collectively, the “Commitment Fee Shortfall”) will be payable on the next Payment Date. In addition, the failure to pay any Commitment Fees in full on any Payment Date will constitute an Event of Default under the Indenture.

(c) All interest hereunder shall be computed on the basis of a year of 360 days (or in the case of interest computed by reference to the ABR at times when the ABR is based on the Prime Rate, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Class A-VF Advance shall be computed on a daily basis for each day during each Interest Accrual Period, based upon the outstanding principal amount of such Class A-VF Advance as of the applicable date of determination. The applicable ABR or Term SOFR Rate shall be determined by the Class A-VF Administrative Agent, and such determination shall be conclusive absent manifest error.

(d) Maximum Lawful Rate. Anything in this Agreement to the contrary notwithstanding, the rate of interest payable by any Person under this Agreement shall not exceed the highest rate of interest permissible under any applicable law.

Section 2.7. Payments; Taxes. (a) Making of Payments. All payments of accrued interest, fees and principal of the Class A-VF Advance and all other amounts due to the Purchasers, hereunder or under the Indenture, shall be paid in immediately available funds to the Class A-VF Administrative Agent, and by the Class A-VF Administrative Agent to the applicable Funding Agent on behalf of the Purchasers in the related Purchaser Group on each Payment Date pursuant to the Priority of Payments. Payments shall be made to each Funding Agent at its account in the United States specified on Schedule B or in the applicable joinder or amendment documentation or such other account as such Funding Agent shall designate in writing to the Issuer, the Collateral Manager and the Class A-VF Administrative Agent.

All amounts payable to any Funding Agent or a Purchaser hereunder or with respect to the Class A-VF Notes shall be made to the Class A-VF Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 2:00 p.m. (New York City time) on the date due. The Class A-VF Administrative Agent will promptly, and in any event by 5:00 p.m. (New York City time) on the same Business Day as its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received.

(b) Defined Terms. For purposes of this Section, “applicable law” includes FATCA.

(c) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Issuer under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Issuer shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(d) Payment of Other Taxes by the Issuer. The Issuer shall timely pay to the relevant governmental authority in accordance with applicable law any Other Taxes pursuant to the Priority of Payments.

(e) Indemnification by the Issuer. The Issuer shall indemnify each Recipient for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Issuer by a Purchaser (with a copy to the Class A-VF Administrative Agent), or by the Class A-VF Administrative Agent on its own behalf or on behalf of a Purchaser, shall be conclusive absent manifest error.

(f) Indemnification by the Purchasers. Each Purchaser shall severally indemnify the Class A-VF Administrative Agent, within 15 days after demand therefor, for (i) any Indemnified Taxes attributable to such Purchaser (but only to the extent that the Issuer has not already indemnified the Class A-VF Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Issuer to do so), (ii) any Taxes attributable to such Purchaser’s failure to comply with the provisions of Section 7.2 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Purchaser, in each case, that are payable or paid by the Class A-VF Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Purchaser by the Class A-VF Administrative Agent shall be conclusive absent manifest error. Each Purchaser hereby authorizes the Class A-VF Administrative Agent to set off and apply any and all amounts at any time owing to such Purchaser under any Transaction Document or otherwise payable by the Class A-VF Administrative Agent to the Purchaser from any other source against any amount due to the Class A-VF Administrative Agent under this paragraph (f).

(g) Evidence of Payments. As soon as practicable after any payment of Taxes by the Issuer to a governmental authority pursuant to this Section, the Issuer shall deliver to the Class A-VF Administrative Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Class A-VF Administrative Agent.

(h) Status of Purchasers. (i) Any Purchaser that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Issuer, the Class A-VF Administrative Agent and each Funding Agent, at the time or times reasonably requested by the Issuer or the Class A-VF Administrative Agent, such properly completed and executed documentation reasonably requested by the Issuer, the Class A-VF Administrative Agent or any Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Purchaser, if reasonably requested by the Issuer, the Class A-VF Administrative Agent or any Funding Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Issuer, the Class A-VF Administrative Agent or any Funding Agent as will enable the Issuer or the Class A-VF Administrative Agent to determine whether or not such Purchaser is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.7(h)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Purchaser’s reasonable judgment such completion, execution or submission would subject such Purchaser to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Purchaser.

(ii) Without limiting the generality of the foregoing,

(A) any Purchaser that is a United States Tax Person shall deliver to the Issuer, the Class A-VF Administrative Agent and each Funding Agent on or prior to the date on which such Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer, the Class A-VF Administrative Agent or any Funding Agent), executed copies of IRS Form W-9 certifying that such Purchaser is exempt from U.S. federal backup withholding tax;

(B) any Foreign Purchaser shall, to the extent it is legally entitled to do so, deliver to the Issuer, the Class A-VF Administrative Agent and each Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer, the Class A-VF Administrative Agent or any Funding Agent), whichever of the following is applicable:

(1) in the case of a Foreign Purchaser claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.6-1 to the effect that such Foreign Purchaser is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Issuer within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Issuer as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Foreign Purchaser is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by executed copies of IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.6-2 or Exhibit 2.6-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Purchaser is a partnership and one or more direct or indirect partners of such Foreign Purchaser are claiming the portfolio interest exemption, such Foreign Purchaser may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.6-4 on behalf of each such direct and indirect partner;

(C) any Foreign Purchaser shall, to the extent it is legally entitled to do so, deliver to the Issuer, the Class A-VF Administrative Agent and each Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer, the Class A-VF Administrative Agent or any Funding Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Issuer, the Class A-VF Administrative Agent or any Funding Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Purchaser under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to the Issuer, the Class A-VF Administrative Agent and each Funding Agent at the time or times prescribed by law and at such time or times reasonably requested by the Issuer, the Class A-VF Administrative Agent or any Funding Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Issuer, the Class A-VF Administrative Agent or any Funding Agent as may be necessary for the Issuer, the Class A-VF Administrative Agent and each Funding Agent to comply with their obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

Each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Issuer, the Class A-VF Administrative Agent and each Funding Agent in writing of its legal inability to do so.

(j) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.7 (including by the payment of additional amounts pursuant to this Section 2.7), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (i) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such indemnified party is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this paragraph (i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(k) Survival. Each party’s obligations under this Section 2.7 shall survive the resignation or replacement of the Class A-VF Administrative Agent or any assignment of rights by, or the replacement of, a Purchaser, the termination of the Class A-VF Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.8. Increased Costs, Etc.

(a) If any Purchaser, any Person owning, directly or indirectly, any Purchaser that is a bank, or the Class A-VF Administrative Agent (each such Person, an “Affected Party”) (1) incurs or suffers any Increased Costs as a result of a Regulatory Change relating to its Class A-VF Commitment, the Class A-VF Advances contemplated hereby or the funding of any Class A-VF Advance, then, upon written demand by such Affected Party in accordance with Section 2.8(e), such amounts will be included in the Class A-VF Note Additional Amount payable on the next succeeding Payment Date pursuant to the Priority of Payments, solely to the extent that funds are then or thereafter available therefor pursuant to clauses (C) and (H) of Section 11.1(a)(i) of the Indenture and clauses (A) and (C) of Section 11.1(a)(ii) of the Indenture in such amounts as will ensure that the net amount actually received by such Affected Party will compensate such Affected Party for such new or increased cost or such reduced return; provided that each Purchaser shall use its reasonable efforts to minimize any increased costs payable pursuant to this Section 2.8(a), it being understood that any such amounts not paid on any Payment Date as a result of the operation of the Priority of Payments shall be due and payable on the next succeeding Payment Date; provided, further, that notwithstanding anything herein to the contrary, any failure by the Borrower to pay Increased Costs on any Payment Date due to the unavailability of funds therefor pursuant to Priority of Payments, shall not constitute an Event of Default. Notwithstanding the foregoing, no such amount shall be payable with respect to any period commencing more than six months prior to the date such Affected Party first notifies the Issuer of its intention to demand compensation therefor under this Section 2.8 (the “Lookback Period”) unless (x) the Affected Party gives such notice to the Issuer not later than six months after the Affected Party first has actual knowledge of the application of such Increased Cost; provided that if the Regulatory Change giving rise to such Increased Costs is retroactive, then such six-month period shall be extended to include the period of retroactive effect thereof or (y) the payment for such period was demanded by the Affected Party during the Lookback Period, but remained accrued and unpaid due to the unavailability of funds pursuant to the terms hereof.

(b) Any Purchaser claiming any additional amounts pursuant to Section 2.7 or any Affected Party claiming any additional amounts payable pursuant to Section 2.8(a) agrees to use its reasonable efforts to designate a different office or branch of such Purchaser or Affected Party, as applicable, as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts to be paid by the Issuer and would not otherwise subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser.

(c) If the Issuer is required to pay Increased Costs to any Purchaser hereunder, or if the Issuer is required to pay any additional amounts to any Purchaser or governmental authority for the account of any Purchaser pursuant to Section 2.7, the Collateral Manager, on behalf of the Issuer, in the Collateral Manager’s sole discretion, may require such Purchaser to transfer or assign, in whole or in part, without recourse, all or part of its interests, rights and obligations hereunder and under such Purchaser’s Class A-VF Advances to another Person (provided that the Issuer identifies a Person that would otherwise be eligible hereunder to purchase such Class A-VF Advances and is ready, willing and able to be an assignee with respect thereto, and such assignment will result in a reduction in such compensation or payments thereafter) which shall assume such assigned obligations; provided that:

(i) the assignee has paid to such Purchaser in immediately available funds the principal of and interest accrued and unpaid to the date of such payment on the Class A-VF Advances funded by it hereunder and all other amounts owed to it hereunder, including, without limitation, any Commitment Fee and any Class A-VF Note Additional Amounts that would be owing if such Class A-VF Advances were prepaid on the date of such assignment;

(ii) such assignment does not conflict with any law, rule, regulation or order of any governmental authority; and

(iii) such Purchaser is indemnified by the Issuer for any cost, expense, or other liabilities (but excluding loss of profits) incurred as a result of any such transfer or assignment.

The reasonable expenses of any such transfer or assignment shall be borne by the Issuer and shall be paid only to the extent funds are available therefor in accordance with the Priority of Payments.

(d) As soon as practical, and in any event within 30 days after learning of any event occurring after the date hereof which could reasonably be expected to entitle an Affected Party to compensation pursuant to Section 2.8(a), the applicable Purchaser shall notify the Issuer in writing. The Purchaser or Affected Party claiming compensation under such Sections shall deliver to the Issuer, no later than the Determination Date day related to such Payment Date of which compensation is requested, a notice of the amount of compensation being claimed, accompanied by a statement prepared by such Purchaser or Affected Party, as applicable, with due care and in good faith setting forth the basis and the calculation of the amount (in reasonable detail).

Section 2.9. Interest.

(a) To the extent that a Class A-VF Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Class A-VF Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, a Class A-VF Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its advance or maintenance of such Class A-VF Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreements or the downgrading of any of its Program Support Providers), such Class A-VF Advance shall be, subject to this Section 2.9, an ABR Advance. Each Class A-VF Advance funded or maintained by a Committed Note Purchaser shall be, subject to this Section 2.9, a SOFR Advance and shall bear interest in accordance with the definition thereof.

(b) The Issuer hereby agrees that for so long as any Class A-VF Notes remain outstanding there will at all times be an agent appointed (which does not control or is not controlled or under common control with the Issuer or its Affiliates or the Collateral Manager or its Affiliates) to calculate the Benchmark in respect of each Interest Accrual Period on the related Determination Date (the “Class A-VF Administrative Agent”). The Issuer hereby appoints MUFG Bank, Ltd. as Class A-VF Administrative Agent. The Class A-VF Administrative Agent may be removed by the Issuer or Collateral Manager, on behalf of the Issuer, at any time with the consent of the Purchaser Groups holding more than 50% of the Class A-VF Commitments in their reasonable discretion. If the Class A-VF Administrative Agent is unwilling to act as such or is removed by the Issuer or the Collateral Manager, on behalf of the Issuer, the Issuer or Collateral Manager, on behalf of the Issuer, and the holders of the Class A-VF Notes will promptly appoint a Class A-VF Administrative Agent consented to by Purchaser Groups holding more than 50% of the Class A-VF Commitments in their reasonable discretion, which replacement Class A-VF Administrative Agent does not control and is not controlled by or under common control with the Issuer, the Collateral Manager or their respective affiliates.

(c) The Class A-VF Administrative Agent will determine the Benchmark and each Funding Agent shall determine the CP Rate for its Conduit Investor (and notify the Class A-VF Administrative Agent of such rate) on each Interest Determination Date, and the Class A-VF Administrative will provide notice of the interest and fees payable to the Class A-VF Purchasers to the Trustee, the Collateral Administrator and the Collateral Manager. The Class A-VF Administrative Agent will also specify to the Issuer the quotations upon which each of the Benchmark and the CP Rate is based for such Interest Determination Date and notify the Issuer before 5:00 p.m. (New York time) on every Interest Determination Date if it has not determined and is not in the process of determining the Benchmark, together with its reasons therefor. The Class A-VF Administrative Agent’s determination of the Benchmark and, if applicable, each Funding Agent’s determination of the CP Rate, for any Interest Determination Date will (in the absence of manifest or demonstrable error) be final and binding upon all parties.

(d) In connection with the use or administration of Term SOFR, the Class A-VF Administrative Agent, in consultation with the Issuer, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Class A-VF Administrative Agent will promptly notify the Issuer and the Funding Agents of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

(e) If, on or prior to any Interest Determination Date for any SOFR Advance, (i) the Class A-VF Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, or any Funding Agent determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR does not adequately and fairly reflect the cost to its Committed Note Purchasers of making and maintaining such Class A-VF Advance, the Class A-VF Administrative Agent will promptly so notify the Issuer and each Funding Agent. Upon notice thereof, any obligation of the Committed Note Purchasers to make SOFR Advances, shall be suspended until the Class A-VF Administrative Agent (with respect to clause (b), at the instruction of the applicable Funding Agent) revokes such notice. Upon receipt of such notice, all Class A-VF Advances shall be ABR Advances (without reference to clause (c) of the definition of “ABR”) until the Class A-VF Administrative Agent revokes such determination.

(f) If any Funding Agent determines that any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for any Committed Note Purchaser or its applicable lending office to make, maintain or fund Class A-VF Advances whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, or Term SOFR, then, upon notice thereof by such Funding Agent to the Issuer (through the Class A-VF Administrative Agent) (an “Illegality Notice”), all Class A-VF Advances shall be ABR Advances (without reference to clause (c) of the definition of “ABR”) until each affected Funding Agent notifies the Class A-VF Administrative Agent and the Issuer that the circumstances giving rise to such determination no longer exist.

(g) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Funding Agents without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Class A-VF Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from any Funding Agent.

(h) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Class A-VF Administrative Agent will have the right, in consultation with the Issuer, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.

(i) The Class A-VF Administrative Agent will promptly notify the Issuer and the Funding Agents of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Class A-VF Administrative Agent will notify the Issuer of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.9(k) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Class A-VF Administrative Agent or, if applicable, any Funding Agent, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section.

(j) During a Benchmark Unavailability Period, all Draws and Class A-VF Advances shall be ABR Advances.

(k) Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Class A-VF Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Class A-VF Administrative Agent may modify the applicable period for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Class A-VF Administrative Agent may modify the applicable period for all Benchmark settings at or after such time to reinstate such previously removed tenor.

Section 2.10. Class A-VF Purchaser Collateral Account.

(a) The Trustee, or the Paying Agent on behalf of the Trustee, shall, in accordance with the terms of the Indenture, establish and maintain the Class A-VF Purchaser Collateral Account for each Funding Agent. Each Class A-VF Purchaser Collateral Account shall be held in an account which satisfies the requirements set forth in Section 10.3 of the Indenture. The Trustee may invest any amounts on deposit in any Class A-VF Purchaser Collateral Account in Eligible Investments maturing on the day following the date of acquisition thereof (collectively, the “Class A-VF Eligible Investments”) at the written direction of the Collateral Manager (which may be in the form of standing instructions). Investment earnings received during each Interest Accrual Period in respect of Class A-VF Eligible Investments in a Funding Agent’s Class A-VF Purchaser Collateral Account will be paid by the Class A-VF Administrative Agent directly to such Funding Agent, for distribution to the related Committed Note Purchaser, on the related Payment Date. In the absence of such instructions, such funds will remain uninvested.

(b) With respect to any Purchaser that (i) has defaulted in its obligation to fund any portion of its Class A-VF Advance, (ii) has not deposited cash to the applicable Class A-VF Purchaser Collateral Account within two Business Days thereafter and (iii) has not been replaced by the Issuer in accordance with Section 2.3(b), the related Class A-VF Purchaser Collateral Account will be funded by any payments of Class A Principal Distribution Amount or accrued interest otherwise payable with respect to such Purchaser’s Class A-VF Advances Outstanding and any payments of a Commitment Fee otherwise payable to such Purchaser. Amounts on deposit in a Class A-VF Purchaser Collateral Account with respect to a Purchaser shall secure the obligation of such Purchaser to fund its Class A-VF Advances with respect to future Draws, and applied by the Collateral Manager to fund such Draws.

(c) Each Class A-VF Purchaser Collateral Account will be maintained until the earliest to occur of (i) the Stated Maturity of the Class A-VF Notes, (ii) the termination of the Class A-VF Commitments, (iii) the assignment by a Purchaser of all of its rights and obligations hereunder and under its Class A-VF Advances or (iv) it again satisfies the Purchaser Rating Criteria; upon the occurrence of any of the foregoing, the Collateral Manager shall direct the Trustee (or the Paying Agent on its behalf) to withdraw all amounts on deposit in such Class A-VF Purchaser Collateral Account for distribution to the applicable Purchaser.

Section 2.11. The Class A-VF Administrative Agent.

(a) Each of the Purchasers and the Funding Agents hereby designates and appoints MUFG Bank, Ltd. as Class A-VF Administrative Agent hereunder, and hereby authorizes the Class A-VF Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Class A-VF Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Class A-VF Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Class A-VF Administrative Agent shall be read into this Agreement or otherwise exist for the Class A-VF Administrative Agent. In performing its functions and duties hereunder, the Class A-VF Administrative Agent shall act solely as agent for the Purchasers and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Issuer or any of its successors or assigns. The provisions of this Article (other than the rights of the Issuer set forth in Section 2.11(h)) are solely for the benefit of the Class A-VF Administrative Agent, the Purchasers and the Funding Agents, and the Issuer shall not have any rights as a third party beneficiaries of any such provisions. The Class A-VF Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the Class A-VF Administrative Agent to personal liability or that is contrary to this Agreement or any Applicable Law. The appointment and authority of the Class A-VF Administrative Agent hereunder shall terminate upon the payment in full in cash of the Class A-VF Notes and all other amounts owed by the Issuer hereunder to the Class A-VF Administrative Agent and all members of the Purchaser Groups (other than contingent indemnification obligations for which no claim has been asserted (the “Aggregate Unpaids”) and termination in full of all Commitments.

(b) The Class A-VF Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Section shall apply to any such agents or attorneys-in-fact and shall apply to each of their respective activities as the Class A-VF Administrative Agent. The Class A-VF Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

(c) Neither the Class A-VF Administrative Agent nor any of its directors, officers, managers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Purchaser or any Funding Agent for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any conditions herein. The Class A-VF Administrative Agent shall not be under any obligation to any Purchaser or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Class A-VF Administrative Agent shall not be deemed to have knowledge of any Rapid Amortization Event, Default, or Event of Default unless the Class A-VF Administrative Agent has received notice in writing of such event from the Issuer, any Purchaser or any Funding Agent.

(d) The Class A-VF Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Class A-VF Administrative Agent. The Class A-VF Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Purchaser or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Purchaser or any Funding Agent; provided that unless and until the Class A-VF Administrative Agent shall have received such advice, the Class A-VF Administrative Agent may take or refrain from taking any action, as the Class A-VF Administrative Agent shall deem advisable and in the best interests of the Purchasers and the Funding Agents. The Class A-VF Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Purchaser Groups holding more than 50% of the Class A-VF Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Purchasers and the Funding Agents.

(e) Each of the Purchasers and the Funding Agents expressly acknowledges that neither the Class A-VF Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Class A-VF Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Class A-VF Administrative Agent. Each of the Purchasers and the Funding Agents represents and warrants to the Class A-VF Administrative Agent that it has and will, independently and without reliance upon the Class A-VF Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

(f) The Class A-VF Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Issuer as though the Class A-VF Administrative Agent were not the Class A-VF Administrative Agent hereunder.

(g) The Class A-VF Administrative Agent may, upon thirty (30) days’ notice to the Issuer and each of the Purchasers and the Funding Agents, and the Class A-VF Administrative Agent will, upon the direction of Purchaser Groups holding 100% of the Class A-VF Commitments (excluding any Class A-VF Commitments held by Defaulting Purchasers), resign as Class A-VF Administrative Agent. If the Class A-VF Administrative Agent shall resign, then the Purchaser Groups holding more than 50% of the Class A-VF Commitments (excluding any Class A-VF Commitments held by the resigning Class A-VF Administrative Agent or its Affiliates, and if all Class A-VF Commitments are held by the resigning Class A-VF Administrative Agent or its Affiliates, then the Issuer), during such 30-day period, shall appoint an Affiliate of a member of the Purchaser Groups as a successor administrative agent, subject to the consent of the Issuer at all times other than while an Event of Default has occurred and is continuing (which consent of the Issuer shall not be unreasonably withheld or delayed); provided that the Class A-VF Commitment of any Defaulting Purchaser shall be disregarded in the determination of whether any threshold percentage of Class A-VF Commitments has been met under this clause (g). If for any reason no successor Class A-VF Administrative Agent is appointed by the Purchaser Groups during such 30-day period, then effective upon the expiration of such 30-day period, the Issuer shall make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith directly to the Funding Agents, and the Issuer for all purposes shall deal directly with the Funding Agents, until such time, if any, as a successor administrative agent is appointed as provided above, and the Issuer shall instruct the Trustee in writing accordingly. After any retiring Class A-VF Administrative Agent’s resignation hereunder as Class A-VF Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Class A-VF Administrative Agent under this Agreement.

(h) The Issuer may, upon the occurrence of any of the following events and with the consent of Purchaser Groups holding more than 50% of the Class A-VF Commitments, remove the Class A-VF Administrative Agent and, upon such removal, the Purchaser Groups holding more than 50% of the Class A-VF Commitments (provided that the Class A-VF Commitment of any Defaulting Purchaser shall be disregarded in the determination of whether any threshold percentage of Class A-VF Commitments has been met under this clause (h)) shall appoint an Affiliate of a member of the Purchaser Groups as a successor administrative agent, subject to the consent of the Issuer at all times other than while an Event of Default has occurred and is continuing (which consent of the Issuer shall not be unreasonably withheld or delayed): (i) an Insolvency Event with respect to the Class A-VF Administrative Agent; (ii) if the Person acting as Class A-VF Administrative Agent or an Affiliate thereof is also an Purchaser, any other event pursuant to which such Person becomes a Defaulting Purchaser; (iii) the failure by the Class A-VF Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Class A-VF Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by the Class A-VF Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Issuer to the Class A-VF Administrative Agent, and if not susceptible of remedy in all material respects, upon notice by the Issuer to the Class A-VF Administrative Agent; or (v) any act constituting the gross negligence or willful misconduct of the Class A-VF Administrative Agent. If for any reason no successor Class A-VF Administrative Agent is appointed by the Purchaser Groups within thirty (30) days of the Class A-VF Administrative Agent’s removal pursuant to this clause (h), then effective upon the expiration of such 30-day period, the Issuer shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith directly to the Funding Agents, and the Issuer for all purposes shall deal directly with the Funding Agents, until such time, if any, as a successor administrative agent is appointed as provided above, and the Issuer shall instruct the Trustee in writing accordingly. After the Class A-VF Administrative Agent’s removal hereunder as Class A-VF Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Class A-VF Administrative Agent under this Agreement.

Section 2.12. The Funding Agents.

(a) Each Purchaser is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Purchaser’s name on Schedule A (or identified as such Purchaser’s Funding Agent pursuant to any applicable Purchaser Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Purchaser Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Purchaser Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer, any of its successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any requirement of law. The appointment and authority of the Funding Agents hereunder shall terminate upon the payment in full in cash of the Aggregate Unpaids hereunder and the termination in full of all the Class A-VF Commitments.

(b) Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the actions of any agents or attorneys-in-fact selected by it in good faith.

(c) Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence, bad faith or willful misconduct), or (b) responsible in any manner to the related Purchaser Group for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder. Each Funding Agent shall not be under any obligation to the related Purchaser Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. Each Funding Agent shall not be deemed to have knowledge of any Rapid Amortization Event or Event of Default unless such Funding Agent has received notice of such event from the Issuer or any member of the related Purchaser Group.

(d) Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Class A-VF Administrative Agent and legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Purchaser Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Purchaser Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Purchaser Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Purchaser Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Purchaser Group.

(e) The related Purchaser Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Purchaser Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

(f) Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though such Funding Agent were not a Funding Agent hereunder.

(g) Each Funding Agent will, upon the direction of the related Purchaser Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Purchaser Group shall appoint an Affiliate of a member of the related Purchaser Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth in this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

Section 2.13. Erroneous Payments.

(a) If the Class A-VF Administrative Agent (x) notifies a Purchaser, any other Secured Party or any Person who has received funds on behalf of a Purchaser or other Secured Party (any such Purchaser, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Class A-VF Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Class A-VF Administrative Agent) received by such Payment Recipient from the Class A-VF Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Purchaser, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Class A-VF Administrative Agent pending its return or repayment as contemplated below in this Section 2.13 and held in trust for the benefit of the Class A-VF Administrative Agent, and such Purchaser or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Class A-VF Administrative Agent may, in its sole discretion, specify in writing), return to the Class A-VF Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice from the Class A-VF Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Purchaser, Secured Party or any Person who has received funds on behalf of a Purchaser or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Class A-VF Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Class A-VF Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Class A-VF Administrative Agent (or any of its Affiliates), or (z) that such Purchaser or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Class A-VF Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Purchaser or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Class A-VF Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Class A-VF Administrative Agent pursuant to this clause (b).

For the avoidance of doubt, the failure to deliver a notice to the Class A-VF Administrative Agent pursuant to this clause (b) shall not have any effect on a Payment Recipient’s obligations pursuant to clause (a) or on whether or not an Erroneous Payment has been made.

(c) Each Purchaser or Secured Party hereby authorizes the Class A-VF Administrative Agent to set off, net and apply any and all amounts at any time owing to such Purchaser or Secured Party under any Transaction Document, or otherwise payable or distributable by the Class A-VF Administrative Agent to such Purchaser or Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Class A-VF Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) The parties hereto agree that (x) irrespective of whether the Class A-VF Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Purchaser or Secured Party, to the rights and interests of such Purchaser or Secured Party, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Issuer; provided that this Section 2.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Secured Obligations of the Issuer relative to the amount (and/or timing for payment) of the Secured Obligations that would have been payable had such Erroneous Payment not been made by the Class A-VF Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Class A-VF Administrative Agent from, or on behalf of (including through the exercise of remedies under any Transaction Document), the Issuer for the purpose of making a payment on the Secured Obligations.

(e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Class A-VF Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

Each party’s obligations, agreements and waivers under this Section 2.13 shall survive the resignation or replacement of the Class A-VF Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Purchaser, the redemption of all of the Notes in whole and/or the repayment, satisfaction or discharge of all Secured Obligations (or any portion thereof) under any Transaction Document.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1. Conditions to Effectiveness of Agreement. The effectiveness of this Agreement and the election of each Conduit Investor, and the obligation of each Committed Note Purchaser to make the initial Class A-VF Advance, is subject to the satisfaction of the following conditions:

(a) Agreements. This Agreement or counterparts hereof, and the Fee Letter shall have been duly executed by, and delivered to, the parties hereto and each of the other Transaction Documents shall have been executed and delivered by the parties thereto and shall be in full force and effect and executed copies thereof shall have been delivered to the Class A-VF Administrative Agent.

(b) Payment of Fees and Expenses. The Issuer shall have paid to the Purchasers and the Class A-VF Administrative Agent all fees due and payable on or before the Closing Date in accordance with the Fee Letter.

(c) Filings. The Class A-VF Administrative Agent shall have received, within ten (10) days of the Closing Date, evidence of the proper filing of the UCC-1 financing statements described in Section 7.5(a) of the Indenture.

(d) Opinions of Counsel. The Class A-VF Administrative Agent shall have received the Opinions of Counsel required to be delivered pursuant to Section 3.1(iii) of the Indenture.

(e) No Actions or Proceedings. No action, suit, proceeding or investigation by or before any governmental authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by the Transaction Documents and the documents related thereto.

(f) Approvals and Consents. All governmental actions of all governmental authorities required with respect to the transactions contemplated by the Transaction Documents and the other documents related thereto shall have been obtained or made.

(g) Accounts. The Class A-VF Administrative Agent shall have received evidence that the Payment Account, the Collection Account, the Prefunding Account, the Custodial Account and each Class A-VF Purchaser Collateral Account have been established in accordance with the terms of the Indenture.

(h) Ratings. The Class A-VF Administrative Agent shall have received a letter, in form and substance reasonably satisfactory to it, from KBRA stating that the Class A Debt has received a rating of not less than “A (sf)”, the Class B Notes have received a rating of not less than “BBB (sf)” and the Class C Notes have received a rating of not less than “BB (sf)”.

(i) Patriot Act. The Class A-VF Administrative Agent and each Funding Agent shall have received all documentation and other information required by bank regulatory authorities for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Rule or other applicable anti-money laundering laws, rules and regulations.

Section 3.2. Conditions Precedent to Each Class A-VF Advance. The election of each Conduit Investor, and the obligation of each Committed Note Purchaser to make any Class A-VF Advance hereunder (including the initial Class A-VF Advance) with respect to any Draw on the applicable Draw Date is subject to the satisfaction of the following conditions:

(a) at the time of and immediately after giving effect to such Draw, no Default, Event of Default or Rapid Amortization Event, or any other event, the occurrence of which with notice or the lapse of time, or both, would become a Rapid Amortization Event has occurred and is continuing or would result from such Draw;

(b) if such Draw relates to the purchase of one or more Additional Collateral Obligation, the Collateral Manager shall have delivered a certificate to the Issuer, and the Issuer shall have provided a copy thereof to the Purchasers, stating that based on the Collateral Manager Standard, upon the completion of the acquisition of such Additional Notes, the Aggregate Outstanding Amount of the Secured Debt will not exceed the Aggregate Borrowing Base;

(c) (i) the Aggregate Outstanding Amount of the Debt will not exceed the Aggregate Borrowing Base as of such date and (ii) the Aggregate Outstanding Amount of the Class A Debt will not exceed the Class A Borrowing Base as of such date and the Collateral Manager shall have delivered a certificate to the Issuer;

(d) the Class A-VF Advances Outstanding shall not exceed the Maximum Class A-VF Commitment;

(e) such Class A-VF Advance is made prior to the Class A-VF Commitment Termination Date and each of the requirements set forth in Section 2.3(c) shall have been satisfied;

(f) any Commitment Fee Shortfalls, unpaid accrued interest and any unpaid Class A-VF Note Additional Amounts due and payable on or prior to the date of such Draw shall have been paid in full;

(g) as of such date, any representation or warranty of the Issuer contained herein or in any Transaction Document shall not be untrue or incorrect in any material respect (or to the extent any such representation or warranty is qualified by a materiality or Material Adverse Effect standard, such representation or warranty shall not be untrue or incorrect in any respect) as of such date (or to the extent any such representation or warranty is made as of an earlier specified date, as of such earlier specified date), after giving effect to the making of the Class A-VF Advance on such date and to the application of the proceeds therefrom (it being understood that the reference in the lead in paragraph of Section 4.1 to representations and warranties being made as of the Closing Date shall not be construed as a reference to an earlier date for purposes of this Section 3.2(g)) and except for changes therein expressly permitted by this Agreement; and

(h) the Issuer shall have obtained written advice of Winston & Strawn LLP or an opinion of tax counsel of nationally recognized standing experienced in such matters to the effect that such Class A-VF Advance will not cause the Issuer to be treated as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

The delivery by the Issuer (or the Collateral Manager on behalf of the Issuer) of the Borrowing Notice requesting the Class A-VF Advance and the acceptance by the Issuer of the proceeds of such Class A-VF Advance shall be deemed to constitute, as of the date of such Class A-VF Advance, a representation and warranty by the Issuer that the conditions in this Section 3.2 have been satisfied.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS

Section 4.1. Representations and Warranties of the Issuer. To induce the Purchasers to make the Class A-VF Advances hereunder, the Issuer makes the following representations and warranties to the Purchasers and the Class A-VF Administrative Agent as of the Closing Date and each Draw Date, each and all of which shall survive the execution and delivery of this Agreement.

(a) Valid Existence; Compliance with Law. The Issuer (i) is a limited liability company, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation; (ii) has the requisite power and authority as a limited liability company and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties and to conduct the business in which it is now engaged; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to take such action, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (iv) is in compliance with the Transaction Documents; and (v) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all provisions of applicable law, except where the failure to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) Power, Authorization, Etc. The execution, delivery and performance by the Issuer of this Agreement: (i) are within its power as a limited liability company; (ii) have been duly authorized by all necessary or proper limited liability company action; (iii) do not contravene any provision of its limited liability company agreement; (iv) do not violate any applicable law or any order or decree of any court or governmental authority in such a way that would have a Material Adverse Effect; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Issuer is a party or by which the Issuer or any of its property is bound; and (vi) do not require the Issuer to have obtained the consent or approval of any governmental authority or any other Person, except those that if not obtained would not reasonably be expected to cause a Material Adverse Effect.

(c) Enforceability. This Agreement is the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(d) No Litigation. No Litigation is pending against the Issuer that (i) challenges the Issuer’s right or power to enter into or perform any of its obligations under this Agreement, or the validity or enforceability of this Agreement or any action taken hereunder, (ii) seeks to prevent the consummation of any of the transactions contemplated under this Agreement, or (iii) has a reasonable likelihood of being determined adversely to the Issuer and that, if so determined, would reasonably be expected to have a Material Adverse Effect.

(e) Bankruptcy. The Issuer is not subject to any Insolvency Event.

(f) Investment Company. The Issuer is not required, or will not be required to be registered as a result of the making of Class A-VF Advances and the use of proceeds therefrom to register as an “investment company” under the Investment Company Act. Neither the Class A-VF Notes nor the Class A-VF Advances hereunder constitute an “ownership interest” in the Issuer for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, otherwise known as the “Volcker Rule”.

(g) Security Interest. The Issuer acknowledges that the Class A-VF Advances and other amounts due hereunder are secured by the Assets, as set forth in the Indenture.

(h) Transaction Documents. Each of the representations and warranties of the Issuer made in favor of the Trustee or the Purchasers in the Indenture and the other Transaction Documents is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Closing Date.

(i) Issuance.

(i) Assuming the representations and warranties of each Purchaser set forth in Section 4.2 of this Agreement are true and correct, neither the Issuer nor any of its Affiliates, has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Offered Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Purchaser and their Affiliates; and neither the Issuer nor any of its Affiliates has entered into any contractual arrangement with respect to the distribution of the Class A-VF Notes, except for this Agreement and the other Transaction Documents, and the Issuer will not enter into any such arrangement;

(ii) Neither the Issuer nor any of its Affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Class A-VF Notes in a manner that would require the registration of the Class A-VF Notes under the Securities Act; and

(iii) Assuming the representations and warranties of each Purchaser set forth in Section 4.2 are true and correct, the offer and sale of the Class A-VF Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Indenture is not required to be qualified under the United States Trust Indenture Act of 1939, as amended.

(j) Taxes. The Issuer has filed all federal, state and other tax returns and reports required to be filed, and have paid all federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (i) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP or (ii) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 4.2. Representations and Warranties of the Purchasers. (a) To induce the Issuer to enter into this Agreement, each Purchaser severally makes (solely as to itself and not as to any other Purchaser) the following representations and warranties to the Issuer as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement:

(i) it is duly organized, validly existing and federally licensed to conduct its business in the United States;

(ii) the execution, delivery and performance by it of this Agreement are within its powers;

(iii) this Agreement has been duly executed and delivered by it; and

(iv) this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally or by general principles of equity, whether applied in a proceeding at law or in equity.

(b) Such Purchaser has had an opportunity to discuss the Issuer’s and the Collateral Manager’s business, management, and financial affairs, and the terms and conditions of the proposed issuance of the Class A-VF Notes, with the Issuer and the Collateral Manager and their respective representatives.

(c) Such Purchaser hereby acknowledges that the indebtedness represented by the Class A-VF Advances has not and will not be registered under the Securities Act and will not be registered or qualified under any applicable “blue sky” law.

(d) Such Purchaser hereby represents and warrants to, and agrees with, the Issuer that it will only transfer its interest in the Class A-VF Advances in accordance with the terms hereof.

(e) Such Purchaser, solely as to itself, hereby represents and warrants to the Issuer (i) that it is (x) a “qualified purchaser” (as defined in Section 2(a)(51) of the Investment Company Act and Rule 2a51-1, 2a51-2 or 2a51-3 under the Investment Company Act) and (y) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (ii) that it is not a Benefit Plan Purchaser nor is it funding any portion of the Class A-VF Advance from any account holding plan assets of any Benefit Plan Purchaser unless the Class A-VF Advance will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; such Purchaser shall notify the Issuer if it no longer qualifies as both a Qualified Institutional Buyer and a Qualified Purchaser.

(f) Such Purchaser represents and agrees to treat the Class A-VF Notes as indebtedness for U.S. federal, state and local income and franchise tax purposes, except as otherwise required by law.

(g) Such Purchaser agrees and understands that the failure to provide the Issuer (and any of its agents) with the properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, an IRS Form W-9 (or applicable successor form) in the case of a person that is a United States Tax Person or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a United States Tax Person) may result in withholding from payments in respect of such Note, including U.S. federal withholding or back-up withholding.

(h) Such Purchaser acknowledges and agrees that the failure to furnish information required to be furnished to avoid withholding under FATCA or necessary for the Issuer to determine its obligations under FATCA may result in withholding from payments in respect of such Class A-VF Note under FATCA.

(i) Such Purchaser if it is not a United States Tax Person represents that either (A) it is not (i) a bank (or an entity affiliated with a bank) extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), (ii) a “10 percent shareholder” with respect to the Issuer within the meaning of Section 871(h)(3) or Section 881(c)(3)(D) of the Code, or (iii) a “controlled foreign corporation” that is related to the Issuer within the meaning of Section 881(c)(3)(C) of the Code, (B) it is a person that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Class A-VF Notes are effectively connected with the conduct of a trade or business in the United States.

(j) Such Purchaser represents and acknowledges that it is not and will not become a member of an “expanded group” (within the meaning of the regulations issued under Section 385) of the Code that includes a domestic corporation (as determined for U.S. federal income tax purposes) if either (i) the Issuer is an entity disregarded as separate from such domestic corporation for U.S. federal income tax purposes or (ii) the Issuer is a “controlled partnership” (within the meaning of the regulations) with respect to such expanded group or an entity disregarded as separate from such controlled partnership for U.S. federal income tax purposes.

(k) Such Purchaser agrees that it will indemnify the Issuer and its agents from any and all damages, cost and expenses (including any amount of taxes, fees, interest, additions to tax, or penalties) resulting from the failure by such Purchaser to comply with FATCA or its obligations under the Class A-VF Note. The indemnification will continue with respect to any period during which the Purchaser held a Class A-VF Note (or any interest therein), notwithstanding the Purchaser ceasing to be a Holder of the Class A-VF Note.

(l) Each Purchaser hereby acknowledges that the Issuer and its Affiliates will rely upon the truth and accuracy of the representations, warranties and agreements of such Purchaser contained in this Section 4.2.

(m) Each Purchaser hereby represents and warrants that (i) none of the Issuer, the Collateral Manager, the Trustee, the Collateral Administrator, the Initial Purchasers or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for such Purchaser; (ii) such Purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Collateral Manager, the Trustee, the Collateral Administrator, the Initial Purchasers or any of their respective Affiliates other than any statements herein and in the Indenture, and such Purchaser has read and understands this Agreement and the Indenture; (iii) such Purchaser has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own credit decisions (including decisions regarding the suitability of any transaction pursuant to this Agreement and the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Trustee, the Collateral Administrator, the Initial Purchasers or any of their respective Affiliates; (iv) such Purchaser was not formed for the purpose of acquiring the Class A-VF Notes and is acquiring its interest in such Class A-VF Notes for its own account; (v) such Purchaser is a sophisticated Person and is making the Advances hereunder with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; and (vii) such Purchaser will provide notice of the relevant transfer restrictions to subsequent transferees.

ARTICLE V

GENERAL COVENANTS

Section 5.1. Covenants of the Issuer. The Issuer covenants and agrees that, unless otherwise consented to by the Purchaser Groups holding more than 50% of the Class A-VF Commitments, from and after the Closing Date until all Aggregate Unpaids are paid in full in cash and all the Class A-VF Commitments are terminated in full:

(a) Compliance with Agreements and Applicable Laws. The Issuer shall comply in all material respects with all federal, state and local laws and regulations applicable to it.

(b) Maintenance of Existence and Conduct of Business. The Issuer shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a limited liability company in its jurisdiction of formation and its rights and franchises related thereto; and (ii) conduct its business as permitted hereunder and in accordance with the terms of the Transaction Documents and Section 4.1(a).

(c) Amendments to Certain Defined Terms and Transaction Documents. The Issuer shall not (a) without obtaining the consents of the requisite parties as provided in the Transaction Documents, amend, waive, supplement or otherwise modify or consent to the amendment, waiver, supplementation or modification of the Transaction Documents; or (b) otherwise terminate, amend, waive, supplement or otherwise modify any of the Transaction Documents to which it is a party, except in accordance with the terms thereof.

(d) Maintenance of the Transaction Documents. The Issuer will not permit any Person to be released from any covenants or obligations with respect to the Debt under the Indenture or this Agreement except as may be expressly permitted under the Indenture or this Agreement. The Issuer shall not permit the validity or effectiveness of the Indenture or this Agreement to be impaired.

(e) Use of Proceeds. No proceeds of any Class A-VF Advance received by the Issuer under this Agreement will be used by it for any purpose that violates Regulation U or X of the Board of Governors of the Federal Reserve System or in contravention of the covenants set forth in the Indenture. The Issuer shall use the proceeds of the Class A-VF Advances solely to purchase Collateral Obligations and make deposits into the Principal Collection Subaccount and the Reinvestment Collection Subaccount and as otherwise permitted under the Indenture.

(f) Covenants under the Indenture. Each covenant made by the Issuer to the Holders under the Indenture is hereby made by the Issuer for the benefit of the Purchasers.

(g) Inspections. No more than twice per calendar year, following reasonable prior notice from the Class A-VF Administrative Agent (the “Annual Inspection Notice”), and during regular business hours, the Issuer shall permit the Class A-VF Administrative Agent, at the Issuer’s expense, access (as a group, and not individually) to the offices of the Collateral Manager and the Issuer, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral, and (ii) to visit the offices and properties of the Collateral Manager and the Issuer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Indenture and the other Transaction Documents with one or more officers or employees of the Collateral Manager and/or the Issuer , as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Rapid Amortization Event, Default or Event of Default, the Class A-VF Administrative Agent, at the Issuer’s expense may do any of the foregoing two additional times during such calendar year during normal business hours and without advance notice.

Section 5.2. Reporting Requirements of the IssuerThe Issuer shall promptly deliver or cause to be delivered to the Class A-VF Administrative Agent copies of all notices, opinions, certificates, statements and reports from time to time furnished by the Issuer pursuant to the Transaction Documents.

Section 5.3. Limited Covenants of the Collateral Manager. The Collateral Manager covenants and agrees that, from and after the Closing Date until all Aggregate Unpaids are paid in full in cash and all the Class A-VF Commitments are terminated in full:

(a) Inspections. Not more than twice per calendar year, following the Annual Inspection Notice, and during regular business hours, the Collateral Manager shall permit the Class A-VF Administrative Agent, at the Issuer’s expense, access (as a group, and not individually) to the offices of the Collateral Manager and the Issuer, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral, and (ii) to visit the offices and properties of the Collateral Manager and the Issuer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Indenture and the other Transaction Documents with one or more officers or employees of the Collateral Manager, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Rapid Amortization Event, Default or Event of Default, the Class A-VF Administrative Agent, at the Issuer’s expense may do any of the foregoing two additional times during such calendar year during normal business hours and without advance notice.

(b) Reporting Requirements. The Collateral Manager shall promptly deliver or cause to be delivered to the Class A-VF Administrative Agent:

(i) no later than thirty (30) Days after such documents are delivered under the Underlying Instruments (to the extent received by the Collateral Manager) (i) copies of all annual Obligor financial statements received by the Collateral Manager under the Underlying Instruments for each Collateral Loan, and (ii) copies of annual underwriting or portfolio review memos for each Collateral Obligation owned by the Issuer;

(ii) in the event that the Internal Vista Risk Rating of any Collateral Loan is downgraded following the acquisition thereof by the Issuer, at the request of the Class A-VF Administrative Agent, (i) copies of the most recent quarterly Obligor financial statements received by the Collateral Manager under the Underlying Instruments for such Collateral Loan, and (ii) copies of the most recent quarterly underwriting or portfolio review memos for such Collateral Obligation;

(iii) as soon as available, and in any event within 90 days following the end of each of the first three fiscal quarters of each fiscal year of VCSL, commencing with the fiscal quarter ending June 30, 2026, the consolidated balance sheet of VCSL as at the end of such fiscal quarter and the related consolidated statements of income and cash flows of VCSL for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth, in each case in comparative form, the corresponding figures for the corresponding periods of the previous fiscal year, all in reasonable detail; and

(iv) as soon as available, and in any event within 120 days after the end of each fiscal year of VCSL, commencing with the fiscal year ending December 31, 2026, the audited consolidated balance sheet of VCSL as at the end of such fiscal year and the related audited consolidated statements of income and cash flows of VCSL for such fiscal year, setting forth, in each case in comparative form, the corresponding figures for the previous fiscal year, together with a report thereon of independent registered public accountants of recognized national standing (which report shall be unqualified as to “going concern” and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of VCSL as at the dates indicated and the results of its consolidated operations and cash flows for the periods indicated in conformity with GAAP).

ARTICLE VI

DEFAULTS AND REMEDIES

Section 6.1. Events of Default. The sole event of default hereunder shall be the occurrence of an Event of Default under the Indenture. The Class A-VF Advances Outstanding will become immediately due and payable following the acceleration of any of the Debt pursuant to the Indenture. Any event of default hereunder will be deemed automatically waived to the extent the related Event of Default is waived pursuant to the Indenture. The Purchasers will have no rights following an event of default hereunder other than their rights as holders of the applicable percentage of the Controlling Class following an Event of Default as set forth in the Indenture.

Section 6.2. Limitation of Damages. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING AGAINST AN SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT ANY SPECIAL, EXEMPLARY, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTIY IMPOSED BY AN APPLICABLE LEGAL REQUIREMENT.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile, email or other electronic transmission (with such transmission promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 7.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or in Schedule B, or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Class A-VF Administrative Agent or a Purchaser) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

If to the Issuer:

VCP RRL ABS V, LLC
c/o Puglisi & Associates

850 Library Avenue, Suite 204

Newark, Delaware 19711

Section 7.2. Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of the Issuer, each Purchaser, each Funding Agent, the Class A-VF Administrative Agent and their respective successors and permitted assigns. The Issuer may not assign, transfer, hypothecate or otherwise convey any of its respective rights or obligations hereunder or interests herein without the prior written consent of the Class A-VF Administrative Agent and each Purchaser, and no Purchaser may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Any such purported assignment, transfer, hypothecation or other conveyance by the Issuer without the prior express written consent of the Class A-VF Administrative Agent and each Purchaser shall be void.

(b) Assignments by Committed Note Purchasers. Any Committed Note Purchaser may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Class A-VF Commitments and Advances Outstanding); provided that any such assignment shall be subject to the following conditions:

(i) The amount of the Class A-VF Commitment (which for this purpose includes Class A-VF Advances Outstanding thereunder) or, if the applicable Class A-VF Commitment is not then in effect, the principal outstanding balance of the Class A-VF Advances of the assigning Purchaser subject to each such assignment (determined as of the date the assignment is delivered to the Class A-VF Administrative Agent or, if “Trade Date” is specified in the applicable assignment and assumption agreement effecting such assignment, as of the Trade Date) shall (A) in the case of (1) an assignment of the entire remaining amount of the assigning Committed Note Purchaser’s Class A-VF Commitment and its Class A-VF Advances Outstanding, (2) contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause (B) of this Section 7.2(b)(i), in the aggregate, or (3) an assignment to a Purchaser, an Affiliate of a Purchaser or an Approved Fund, not be subject to a minimum; and (B) in any case not described in clause (A) of this Section 7.2(b)(i), be no less than $1,000,000, unless each of the Class A-VF Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Issuer otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Committed Note Purchaser’s rights and obligations under this Agreement with respect to the Class A-VF Advances and/or the Class A-VF Commitment assigned.

(iii) No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A) the consent of the Issuer (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Purchaser, an Affiliate of a Purchaser (including any related Eligible Conduit Investor) or an Approved Fund; provided that the Issuer shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Class A-VF Administrative Agent within fifteen (15) Business Days after having received notice thereof;

(B) the consent of the Class A-VF Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required; and

(C) no such assignment shall be made to (A) the Issuer or the Issuer’s Affiliates or (B) to a natural Person.

Subject to acceptance and recording thereof by the Class A-VF Administrative Agent pursuant to paragraph (d) of this Section, from and after the effective date specified in each assignment, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such assignment, have the rights and obligations of a Purchaser under this Agreement, and the assigning Purchaser thereunder shall, to the extent of the interest assigned by such assignment, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the assigning Purchaser’s rights and obligations under this Agreement, such Purchaser shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 7.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Purchaser of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Purchaser of a participation in such rights and obligations in accordance with paragraph (d) of this Section. In the event the Class A-VF Administrative Agent or any Purchaser assigns all of its right, title and interest hereunder and under all other Transaction Documents, including its portion of the Class A-VF Advances Outstanding and interest thereon, all references in the Transaction Documents to “Purchaser,” “Class A-VF Administrative Agent” and “Affected Party” in any capacity shall mean and refer to the applicable assignee(s), respectively.

(c) In addition to its rights under Section 7.2(b), each Conduit Investor may at any time assign its rights in the Class A-VF Notes (and its rights hereunder and under the Transaction Documents) to its related Committed Note Purchaser or, subject to Section 4.2, its related Program Support Provider or any Affiliate of any of the foregoing. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Class A-VF Note and all Transaction Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Class A-VF Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Class A-VF Notes, (v) any collateral trustee or collateral agent for any of the foregoing or (vi) a trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of such Conduit Investor appointed pursuant to such Conduit Investor’s program documents; provided, however, that any such security interest or lien shall be released upon assignment of its Class A-VF Note to its related Committed Note Purchaser.

(d) Without limiting the foregoing, subject to Section 7.2(g), each Conduit Investor may assign all or a portion of the Class A-VF Advances Outstanding with respect to such Conduit Investor and its rights and obligations under this Agreement, the Class A-VF Notes and, in connection therewith, any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor pursuant to a transfer supplement, substantially in the form of Exhibit 1.1 (a “Purchaser Group Supplement”), without the prior written consent of the Issuer. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit

Assignee shall be the owner of the Class A-VF Advances Outstanding or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Class A-VF Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Indenture or under any other Transaction Document with respect to such portion of the Class A-VF Advances Outstanding and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Class A-VF Advances Outstanding or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Rate” with respect to the portion of the Class A-VF Advances Outstanding with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Class A-VF Advances Outstanding with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Purchaser Group as such Conduit Investor under Section 2.2 to fund any Draw not funded by such Conduit Investor or such Conduit Assignee.

(e) Register. The Class A-VF Administrative Agent, acting solely for this purpose as an agent of the Issuer, shall maintain at one of its offices in the United States a copy of each applicable assignment and assumption agreement effecting any assignment of the Class A-VF Advances delivered to it and a register for the recordation of the names and addresses of the Purchasers, and the Class A-VF Commitments of, and principal amounts (and stated interest) of the Class A-VF Advances owing to, each Purchaser pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest or demonstrable error, and the Issuer, the Class A-VF Administrative Agent and the Purchasers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Issuer and any Purchaser, at any reasonable time and from time to time upon reasonable prior notice.

On each date a Class A-VF Advance is made hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Class A-VF Purchaser shall make appropriate notations in its books and records of the amount, evidenced by the related Class A-VF Note, of such Class A-VF Advance, and the amount of such reduction, as applicable. The Issuer hereby authorize each duly authorized officer, employee and agent of such Class A-VF Purchaser to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Class A-VF Purchaser and the records maintained by the Class A-VF Administrative Agent, such discrepancy shall be resolved by such Class A-VF Purchaser and the Class A-VF Administrative Agent, and such resolution shall control in the absence of manifest error; provided further that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Issuer under this Agreement or the Indenture.

(f) Participations. Notwithstanding any other provision set forth in this Agreement, each Conduit Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Conduit Investor’s interests in the Class A-VF Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Conduit Investor under this Agreement. In addition, any Purchaser may at any time, without the consent of, but with written notice to, the Class A-VF Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Issuer or any of the Issuer’s Affiliates or subsidiaries) (each, a “Participant”) in all or a portion of such Purchaser’s rights and/or obligations under this Agreement (including all or a portion of its Class A-VF Commitment and/or the Class A-VF Advances owing to it); provided that (i) such Purchaser’s obligations under this Agreement shall remain unchanged, (ii) such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Issuer, the Class A-VF Administrative Agent, and the Purchasers shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations under this Agreement. For the avoidance of doubt, each Purchaser shall be responsible for the indemnity under Section 2.7(f) with respect to any payments made by such Purchaser to its Participant(s).

Any agreement or instrument pursuant to which a Purchaser sells such a participation shall provide that such Purchaser shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Purchaser will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 7.9 that expressly relate to amendments requiring the unanimous consent of the Holders. The Issuer agrees that each Participant shall be entitled to the benefits of Sections 2.8 and 2.7 (subject to the requirements and limitations therein, including the requirements under Section 2.7(h) (it being understood that the documentation required under Section 2.7(h) shall be delivered to the participating Purchaser)) to the same extent as if it were a Purchaser and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant shall not be entitled to receive any greater payment under Sections 2.7 and 2.8 with respect to any participation, than its participating Purchaser would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Purchaser that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Issuer, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Class A-VF Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Purchaser shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, advances, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, advance, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest or demonstrable error, and such Purchaser shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Class A-VF Administrative Agent (in its capacity as Class A-VF Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g) Certain Pledges. Any Purchaser may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Purchaser, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Purchaser as a party hereto.

(h) Notwithstanding anything herein to the contrary, any assignment of the Class A-VF Notes shall also be made in accordance with the applicable provisions of the Indenture.

Section 7.3. Termination; Survival. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until all Aggregate Unpaids are paid in full in cash and all the Class A-VF Commitments are terminated in full; provided, that the rights and remedies provided for herein with respect to any breach of any representation or warranty made by the Issuer pursuant to Article IV, the indemnification and payment provisions of Article VI, this Section 7.3, and Sections 7.4, 7.5, 7.6 and 7.7 shall be continuing and shall survive the Stated Maturity.

Section 7.4. Costs and Expenses. (a) The Issuer shall reimburse the Class A-VF Administrative Agent for all reasonable out-of-pocket expenses including attorney’s fees of a single outside counsel, incurred by it in connection with (i) the negotiation and preparation of this Agreement and the other Transaction Documents, the administration of this Agreement and the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, this Agreement and of each other Transaction Document; and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement. The Issuer further agrees to pay, subject to and in accordance with the Priority of Payments, and to hold the Class A-VF Administrative Agent, each Funding Agent and each Purchaser harmless from all liability for (x) any breach by the Issuer of its obligations under this Agreement, (y) all reasonable documented out-of-pocket costs incurred by the Class A-VF Administrative Agent, such Funding Agent or such Purchaser including the reasonable and documented fees and out-of-pocket expenses of a single outside counsel in each relevant jurisdiction, if any, in enforcing this Agreement or in connection with the negotiation of any restructuring or “work-out”, whether or not consummated, of the Transaction Documents.

(b) Indemnification by the Issuer. The Issuer shall indemnify the Class A-VF Administrative Agent, the Funding Agents, the Purchasers, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable, documented and out-of-pocket fees, charges and disbursements of outside counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any third party or the Issuer) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Class A-VF Administrative Agent (and any sub‑agent thereof), the Purchasers and their respective Related Parties, the administration and enforcement of this Agreement (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Issuer as a debtor thereunder), (ii) any Class A-VF Advance or the use or proposed use of the proceeds therefrom, (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Issuer, and regardless of whether any Indemnitee is a party thereto (including, without limitation, any settlement arrangement arising from or relating to the foregoing) or (iv) any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Money Laundering Law, Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnitee in connection with the Transaction Documents as a result of any action of the Issuer or any of their respective Affiliates; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Issuer or any other Person against an Indemnitee for breach of such Indemnitee’s obligations hereunder or under any other Transaction Document, if the Issuer has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 7.4(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c) Indemnification by Purchasers. Each Committed Note Purchaser, ratably according to its respective Class A-VF Commitment, hereby agrees to indemnify and hold the Class A-VF Administrative Agent, the Funding Agents and their respective Related Parties harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection herewith (solely to the extent not reimbursed by or on behalf of the Issuer) including reasonable attorneys’ fees and disbursements incurred by any of them to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Transaction Document, provided that such indemnity shall not, as to any of the Class A-VF Administrative Agent, the Funding Agents and their respective Related Parties be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Person.

(d) Survival. The obligations under this Section shall survive the termination of this Agreement and payment of the obligations hereunder.

Section 7.5. Limited Recourse; No Proceedings. (a) Notwithstanding any other provisions of this Agreement or any other Transaction Document, the obligations of the Issuer under this Agreement and any other Transaction Document are from time to time and at any time limited recourse obligations of the Issuer payable solely from the Assets available at such time in accordance with the Priority of Payments and, following realization of the Assets and application of the proceeds thereof in accordance with the Priority of Payments, all obligations of and any claims against the Issuer hereunder or in connection herewith after such realization shall be extinguished and shall not thereafter revive. No recourse shall be had against any officer, administrator, member, manager, director, employee, security holder, holder of a beneficial interest in or incorporator or authorized person of any of the Issuer or its Affiliates or their respective successors or assigns for the payment of any amounts payable under this Agreement or any other Transaction Document. It is understood that the foregoing provisions of this Section 7.5 shall not (a) prevent recourse, in accordance with the Indenture, to the Assets for the sums due or to become due under any security, instrument or agreement which is part of the Assets or (b) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Agreement or payable under any other Transaction Document until such Assets have been realized and distributed in accordance with the Priority of Payments and the other applicable provisions of the Transaction Documents, whereupon any such outstanding indebtedness or obligation shall be extinguished. Notwithstanding any other provision of this Agreement, each party hereto (other than the Issuer) hereby agrees not to institute against, or join any other Person in instituting against, the Issuer, the or any of their subsidiaries, any bankruptcy, reorganization, arrangement, insolvency, moratorium, winding-up or liquidation Proceedings, U.S. federal or state bankruptcy or similar laws until at least one year and one day, or, if longer, the applicable preference period then in effect and one day, after the payment in full of all Notes issued under the Indenture.

(b) Each of the parties hereto hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency, examination or liquidation proceedings, or other proceedings under any federal or state (or any other jurisdiction with authority over such Conduit Investor) bankruptcy or similar law. In the event that any such party takes action in violation of this Section 7.5(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such party against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by any of the Issuer, the Collateral Manager or a Purchaser in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 7.5(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence or willful misconduct. Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Investor shall be obligated to pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement (“Conduit Investor Amounts”) other than in accordance with the order of priorities set out in such Conduit Investor’s commercial paper program documents and all payment obligations of each Conduit Investor hereunder are contingent on the availability of funds received pursuant to this Agreement or the Notes and in excess of the amounts necessary to pay its commercial paper notes; provided, however, that each Committed Note Purchaser shall pay any Conduit Investor Amounts, on behalf of any Conduit Investor in such Committed Note Purchaser’s Purchaser Group, as and when due hereunder, to the extent that such Conduit Investor is precluded by its commercial paper program documents from paying such Conduit Investor Amounts in accordance with this Agreement. Any such amount which any Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against or corporate obligation of such Conduit Investor for any such insufficiency unless and until funds received pursuant to this Agreement or the Notes and are available for the payment of such amounts as aforesaid.

(c) The provisions of this Section 7.5 shall survive the termination of this Agreement.

Section 7.6. Confidentiality. The parties hereto shall comply with the provisions of Section 14.15 of the Indenture with respect to the maintenance of Confidential Information and the provisions of Section 14.15 of the Indenture are incorporated by reference mutatis mutandis.

Section 7.7. No Proceedings. Each of the Purchasers agrees to be bound by any provision of the Indenture applicable to Purchasers generally, the Class A Purchasers or the Controlling Class for so long as the Class A-VF Commitments have not been terminated or any Class A-VF Commitments remain outstanding, including without limitation, Section 2.8(i) of the Indenture.

Section 7.8. Complete Agreement; Modification of Agreement. This Agreement constitutes the complete agreement among the parties hereto with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof, and may not be modified, altered or amended except as set forth in Section 7.9. This Agreement shall be deemed to be a Transaction Document for all purposes of the Indenture and the other Transaction Documents.

Section 7.9. Amendments and Waivers.

No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Collateral Manager or the Issuer, shall in any event be effective unless the same shall be in writing and signed by the Issuer with the written consent of Purchaser Groups holding more than 50% of the Class A-VF Commitments; provided that the Class A-VF Commitment of any Defaulting Purchaser shall be disregarded in the determination of whether such threshold percentage of Class A-VF Commitments has been met; provided, however, that, in addition, (i) the prior written consent of each affected Purchaser shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Class A-VF Commitment of such Purchaser, extends the Class A-VF Commitment Termination Date for such Purchaser, modifies the conditions to funding the Class A-VF Commitment or otherwise subjects such Purchaser to any increased or additional duties or obligations hereunder or in connection herewith (it being understood and agreed that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Class A-VF Commitments shall not constitute an increase of the Class A-VF Commitments of any Purchaser), (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Purchaser hereunder or (z) would have an effect comparable to any of those set forth in Section 8.2 of the Indenture that require the consent of each Purchaser or each affected Holder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Class A-VF Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; (iii) the prior written consent of each Purchaser, the Class A-VF Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 7.9(a); and (iv) the prior written consent of each affected Conduit Investor shall be required in connection with any amendment, modification or waiver that amends the Transaction Documents to give effect to the subordination of a portion of interest payable to any Conduit Investor funding its Class A-VF Notes at the CP Rate to the extent the CP Rate is greater than the then-current Benchmark. Class A-VF Commitments (other than the Class A-VF Commitments of any Defaulting Purchaser) shall be deemed fully drawn for purposes of any provision of the Indenture or any other Transaction Documents relating to any vote, consent, direction or the like to be given by the Class A-VF Purchasers, such vote, consent, direction or the like shall be given by the Holders of the Class A-VF Notes only except to the extent that such vote, consent, direction or the like is to be given by each affected Purchaser would be affected thereby. Notwithstanding the foregoing, no amendment to or waiver or other modification of any provision of this Agreement shall in any event be effective if such amendment, waiver, or other modification materially and adversely affects any other Class of Secured Notes without the consent of a Majority of the Secured Notes of each Class materially and adversely affected thereby.

The failure by the Class A-VF Administrative Agent or any Purchaser, at any time or times, to require strict performance by the Issuer of any provision of this Agreement shall not waive, affect or diminish any right of the Class A-VF Administrative Agent or any Purchaser thereafter to demand strict compliance and performance here with or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Issuer contained in this Agreement, and no breach or default by the Issuer hereunder, shall be deemed to have been suspended or waived by the Class A-VF Administrative Agent or any Purchaser unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Class A-VF Administrative Agent or such Purchaser and directed to the Issuer specifying such suspension or waiver.

In determining whether the Purchasers of the requisite Class A-VF Advances Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) Class A-VF Notes owned by the Issuer or (only in the case of a vote on (i) the removal of the Collateral Manager for “cause” and (ii) the waiver of any event constituting “cause”, in each case, unless all Class A-VF Notes are Collateral Manager Notes) Collateral Manager Notes shall be disregarded and deemed not to be Outstanding, except that (x) in determining whether the Class A-VF Administrative Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Class A-VF Notes that the Class A-VF Administrative Agent actually knows to be so owned shall be so disregarded and (y) if all Class A-VF Notes are Collateral Manager Notes, Collateral Manager Notes shall not be so disregarded and (b) Class A-VF Notes so owned that have been pledged in good faith shall be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Class A-VF Administrative Agent the pledgee’s right so to act with respect to such Class A-VF Notes and that the pledgee is not one of the Persons specified above.

Section 7.10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE CLASS A-VF ADMINISTRATIVE AGENT OR ANY PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE CLASS A-VF ADMINISTRATIVE AGENT OR ANY PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO

SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 7.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.11. Counterparts. This Agreement may be executed and delivered in counterparts (including by e-mail (.pdf) or facsimile transmission or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, Docusign, or any other similar platform identified by the Issuer and reasonably available at no undue burden or expense to the Class A-VF Administrative Agent), each of which will be deemed an original, and all of which together constitute one and the same instrument. This Agreement or any Assignment and Assumption shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. Delivery of an executed counterpart signature page of this Agreement by e-mail (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 7.12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 7.13. Section Titles. The section titles and table of contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 7.14. Collateral Management Agreement. The Class A-VF Administrative Agent and Purchasers hereby acknowledge that they have been advised that the Issuer has entered into the Collateral Management Agreement and as a result, the Collateral Manager or any permitted subservicer under the Collateral Management Agreement may act on behalf of the Issuer for purposes of its performance hereunder and all other actions permitted or required to be taken or performed by the Issuer hereunder, and the Class A-VF Administrative Agent and Purchasers agree that any such action taken by the Collateral Manager or such subservicer in accordance with the terms hereof on behalf of the Issuer hereunder shall satisfy the Issuer’s obligations hereunder with respect thereto.

Section 7.15. Sanctions; Anti-Money Laundering; Anti-Corruption; PATRIOT Act Notice.

(a) The Issuer makes the following representations and warranties to the Purchasers and the Class A-VF Administrative Agent as of the Closing Date and each Draw Date, and covenants as follows, each and all of which shall survive the execution and delivery of this Agreement:

(i) None of: (A) the Issuer, any Affiliate of the Issuer, or any of their respective directors, officers or to the knowledge of the Issuer (having made reasonable due inquiry), its or its Affiliates' employees; and (B) to the knowledge of the Issuer (having made reasonable due inquiry), any person acting on behalf of the Issuer or any Affiliate of the Issuer that will act in any capacity in connection with or benefit from this Agreement or the other Transaction Documents, is a Person: (1) listed on, and/or targeted by, any financial, economic or trade sanctions laws, regulations, rules, decisions, embargoes and/or restrictive measures imposed, administered or enforced by the Government of Japan, the Government of the United States, including, without limitation, the Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, Germany, Canada, Australia and any other country or multilateral organization (collectively, “Sanctions”); (2) resident, operating or organized under the laws of, a comprehensively Sanctioned country or territory, including but not limited to Cuba, Iran, North Korea, Syria, Venezuela (government only), the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region in Ukraine, North Korea and the Crimea region in Ukraine; or (3) who is directly or indirectly owned or controlled by any such Person or Person(s) (each of (1), (2) and (3), a “Sanctioned Person”). No Class A-VF Advance, use of proceeds or other transaction contemplated by this Agreement will violate Sanctions applicable to any party to this Agreement.

(ii) The Issuer, any Affiliate of the Issuer, or any of their respective directors, officers or to the knowledge of the Issuer (having made reasonable due inquiry), its or its Affiliates' employees, are in compliance with any applicable Anti-Corruption Law or Anti-Money Laundering Law, in all material respects.

(iii) The Issuer will, or the Issuer’s Affiliates on behalf of the Issuer will, maintain in effect policies and procedures designed to promote compliance by the Issuer, its Affiliates and their respective directors, officers, employees, and agents with applicable Sanctions, Anti-Corruption Law and Anti-Money Laundering Law.

(iv) Issuer shall not, and will procure that its Affiliates and their respective directors, officers, employees, agents and joint venture partners shall not directly or indirectly, use all or any part of the proceeds of any Class A-VF Advances, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) in furtherance of an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law or Anti-Money Laundering Law; or (B)(1) for the purpose of funding, financing, or facilitating any activities, business or transaction of any Sanctioned Person or in any Sanctioned country, or in any other manner that would result in violation of Sanctions applicable to any party hereto or (2) fund, directly or indirectly, all or part of, any repayment under this Agreement out of proceeds derived from dealings with or property of a Sanctioned Person.

(v) The information included in the Certification of Beneficial Owner(s) of the Issuer is true and correct in all material respects as of the Closing Date. Upon the reasonable request of the Class A-VF Administrative Agent, the Issuer shall provide to the Class A-VF Administrative Agent the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering and counter-terrorist financing laws, rules, and regulations. The Issuer shall promptly notify the Class A-VF Administrative Agent of any change(s) to beneficial ownership or control party information.

(b) The Class A-VF Administrative Agent and Purchasers hereby notify the Issuer that, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107‑56 (signed into law on October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Issuer, which information includes the name and address of the Issuer and other information that will allow the Class A-VF Administrative Agent or Purchaser to identify the Issuer in accordance with the PATRIOT Act. The Issuer shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by any Purchaser or Class A-VF Administrative Agent in order to assist such Purchaser or Class A-VF Administrative Agent, as applicable, in maintaining compliance with the PATRIOT Act. The Issuer agrees to, promptly following any change in information included in the Certification of Beneficial Owner(s) with respect to the Issuer or any request from the Class A-VF Administrative Agent, (i) execute and deliver to the Funding Agents an updated Certification of Beneficial

Owner(s) with respect to the Issuer and (ii) provide all documentation and other information required by bank regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

Signature pages follow.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

VCP RRL ABS V, LLC, as Issuer

By:

Name:

Title:

Class A-VF Purchase Agreement

Solely with respect to Section 5.3

VISTA CREDIT STRATEGIC LENDING CORP., as Collateral Manager

By:

Name:

Title:

Class A-VF Purchase Agreement

MUFG BANK, LTD., as Class A-VF Administrative Agent

By:

Name:

Title:

MUFG BANK, LTD., as Committed Note Purchaser

By:

Name:

Title:

MUFG BANK, LTD., as Funding Agent

By:

Name:

Title:

Class A-VF Purchase Agreement

GOTHAM FUNDING CORPORATION, as Conduit Investor

By:

Name:

Title:

Class A-VF Purchase Agreement

VICTORY RECEIVABLES CORPORATION, as Conduit Investor

By:

Name:

Title:

Class A-VF Purchase Agreement

Schedule A

Commitments

Purchaser Group/Funding Agent	Conduit Investor (if any)	Committed Note Purchaser	Commitment
MUFG Bank, Ltd.	Gotham Funding Corporation Victory Receivables Corporation	MUFG Bank, Ltd.	$75,000,000.00

S-A

Schedule B

NOTICE ADDRESSES

Class A-VF Administrative Agent

MUFG Bank, Ltd.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Attn: Yezdan Badrakhan

Email: Yezdan.Badrakhan@mufgsecurities.com

Committed Note Purchasers

MUFG Bank, Ltd.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Attn: Yezdan Badrakhan

Email: Yezdan.Badrakhan@mufgsecurities.com

Funding Agent

MUFG Bank, Ltd.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Attn: Yezdan Badrakhan

Email: Yezdan.Badrakhan@mufgsecurities.com

Conduit Investors

Gotham Funding Corporation

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Telephone: (212) 295-2757

Facsimile: (212) 302-8767

Attention: Kevin Corrigan

Email: kcorrigan@gssnyc.com

With a copy to:

MUFG Bank, Ltd.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Attn: Yezdan Badrakhan

Email: Yezdan.Badrakhan@mufgsecurities.com

S-A

Victory Receivables Corporation

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Telephone: (212) 295-2757

Facsimile: (212) 302-8767

Attention: Kevin Corrigan

Email: kcorrigan@gssnyc.com

With a copy to:

MUFG Bank, Ltd.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Attn: Yezdan Badrakhan

Email: Yezdan.Badrakhan@mufgsecurities.com

S-A

EXHIBIT 1.1

to the

Class A-VF Purchase Agreement

PURCHASER GROUP SUPPLEMENT, dated as of [___], 20[__], among (i) [___] (the “Transferor Purchaser Group”), (ii) [___] (the “Acquiring Purchaser Group”) and (iii) the Funding Agent with respect to the Acquiring Purchaser Group listed on the signature pages hereof (each, a “Funding Agent”).

W I T N E S S E T H:

WHEREAS, this Purchaser Group Supplement is being executed and delivered in accordance with Section 7.2(c) of that certain Class A-VF Purchase Agreement, dated as of February 26, 2026 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Class A-VF Purchase Agreement”; terms defined therein being used herein as therein defined) among (i) VCP RRL ABS V, LLC, a Delaware limited liability company (the “Issuer”); (ii) MUFG BANK, LTD. (the “Class A-VF Administrative Agent”); (iii) each commercial paper conduit listed on Schedule A as a Conduit Investor (each, a “Conduit Investor” and, collectively, the “Conduit Investors”); (iv) each financial institutions listed on Schedule A as a Committed Note Purchaser (each, a “Committed Note Purchaser ” and, collectively, the “Committed Note Purchasers”); and (v) for each Purchaser Group, the financial institution entitled to act on behalf of the Purchaser Group set forth opposite the name of such Purchaser Group on Schedule I as Funding Agent (each, the “Funding Agent” with respect to such Purchaser Group and, collectively, the “Funding Agents”);

WHEREAS, the Acquiring Purchaser Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Class A-VF Purchase Agreement; and

WHEREAS, the Transferor Purchaser Group is selling and assigning to the Acquiring Purchaser Group [all][a portion of] its respective rights, obligations and commitments under the Class A-VF Purchase Agreement, the Class A-VF Notes and each other Transaction Document to which it is a party with respect to the percentage of its Class A-VF Commitment specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Purchaser Group Supplement by the Acquiring Purchaser Group, each related Funding Agent with respect thereto, the Transferor Purchaser Group and, to the extent required by Section 7.2(c) of the Class A-VF Purchase Agreement (the date of such execution and delivery, the “Transfer Issuance Date”) the Issuer, the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Purchaser Group shall be parties to the Class A-VF Purchase Agreement for all purposes thereof.

The Transferor Purchaser Group acknowledges receipt from the Acquiring Purchaser Group of an amount equal to the purchase price, as agreed between the Transferor

1.1

Purchaser Group and the Acquiring Purchaser Group (the “Purchase Price”), of the portion being purchased by the Acquiring Purchaser Group (the Acquiring Purchaser Group’s “Purchased Percentage”) of the aggregate Class A-VF Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Purchaser Group under the Class A-VF Purchase Agreement. The Transferor Purchaser Group hereby irrevocably sells, assigns and transfers to the Acquiring Purchaser Group, without recourse, representation or warranty, and the Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes from the Transferor Purchaser Group, such Acquiring Purchaser Group’s Purchased Percentage of the aggregate Class A-VF Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Purchaser Group under the Class A-VF Purchase Agreement.

The Transferor Purchaser Group has made arrangements with the Acquiring Purchaser Group with respect to the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser Group to such Acquiring Purchaser Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Purchaser Group prior to the Transfer Issuance Date.

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Purchaser Group pursuant to the Class A-VF Purchase Agreement shall, instead, be payable to or for the account of the Transferor Purchaser Group and the Acquiring Purchaser Group, as the case may be, in accordance with their respective interests as reflected in this Purchaser Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Purchaser Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Purchaser Group Supplement.

By executing and delivering this Purchaser Group Supplement, the Transferor Purchaser Group and the Acquiring Purchaser Group confirm to and agree with each other and the other parties to the Class A-VF Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Class A-VF Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Class A-VF Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer or the performance or observance by the Issuer of any of the Issuer’s obligations under the Indenture, the Class A-VF Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant thereto; (iii) the Acquiring Purchaser Group confirms that it has received a copy of the Indenture, the Class A-VF Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Purchaser Group Supplement; (iv) the Acquiring Purchaser Group will, independently and without reliance upon the Class A-VF Administrative Agent, the Transferor Purchaser Group, the Funding

1.1

Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A-VF Purchase Agreement; (v) the Acquiring Purchaser Group appoints and authorizes the Class A-VF Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Class A-VF Purchase Agreement as are delegated to the Class A-VF Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 2.11 of the Class A-VF Purchase Agreement; (vi) each member of the Acquiring Purchaser Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Class A-VF Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 2.11 of the Class A-VF Purchase Agreement; (vii) each member of the Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Class A-VF Purchase Agreement are required to be performed by it as a member of the Acquiring Purchaser Group; and (viii) each member of the Acquiring Purchaser Group hereby represents and warrants to the Issuer that: (A) it has had an opportunity to discuss the Issuer’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and its representatives; (B) (i) it is (x) a “qualified purchaser” (as defined in Section 2(a)(51) of the Investment Company Act and Rule 2a51-1, 2a51-2 or 2a51-3 under the Investment Company Act) and (y) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act); (ii) it is not a Benefit Plan Purchaser nor is it funding any portion of the Class A-VF Advance from any account holding plan assets of any Benefit Plan Purchaser unless the Class A-VF Advance will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and (iii) it has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class A-VF Notes; (C) it is purchasing the Class A-VF Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Class A-VF Notes; (D) it understands that (I) the Class A-VF Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Issuer, (II) the Issuer is not required to register the Class A-VF Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of the Indenture, and Section 7.2(c), as applicable, of the Class A-VF Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Class A-VF Notes; and (F) it will obtain for the benefit of the Issuer from any Purchaser of the Class A-VF Notes substantially the same representations and warranties contained in the foregoing paragraphs.

1.1

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Purchaser Group, (ii) the revised Class A-VF Commitments of the Transferor Purchaser Group and the Acquiring Purchaser Group, (iii) the revised Class A-VF Commitments for the Transferor Purchaser Group and the Acquiring Purchaser Group and (iv) administrative information with respect to the Acquiring Purchaser Group and its related Funding Agent.

This Purchaser Group Supplement and all matters arising under or in any manner relating to this Purchaser Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE CLASS A-VF PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PURCHASER GROUP SUPPLEMENT OR THE CLASS A-VF PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS PURCHASER GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Purchaser Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[___], as Transferor Purchaser Group

By:

Name:

Title

[___], as Acquiring Purchaser Group

By:

Name:

Title:

[___], as Funding Agent

By:

1.1

Name:

Title

1.1

CONSENTED AND ACKNOWLEDGED

BY THE ISSUER:

VCP RRL ABS V, LLC, as Issuer

By:

Name:

Title:

1.1

SCHEDULE I TO

PURCHASER GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES
AND OF CLASS A-VF COMMITMENTS

[____________________], as Transferor Purchaser Group

Prior Class A-VF Commitment: $[___]

Revised Class A-VF Commitment: $[___]

Prior Maximum Purchaser Group

Principal Amount: $[___]

Revised Maximum Investor

Group Principal Amount: $[___]

[_______________________], as Acquiring Purchaser Group

Address:
Attention:
Telephone:

Email:

Purchased Percentage of

Transferor Purchaser Group’s Commitment: [___]%

Prior Class A-VF Commitment: $[___]

Revised Class A-VF Commitment: $[___]

Prior Maximum Purchaser Group

Principal Amount: $[___]

Revised Maximum Investor

Group Principal Amount: $[___]

[______________________], as related Funding Agent

Address:

Attention:
Telephone:

Email:

1.1

EXHIBIT 2.2

to the
Class A-VF Purchase Agreement

Form of Borrowing Notice

[_________], as Class A-VF Administrative Agent

RE: Borrowing Notice: $[_____] Class A-VF Advance

This Borrowing Notice is delivered to you pursuant to Section 2.1 of the Class A-VF Purchase Agreement, dated as of February 26, 2026 (the “Class A-VF Purchase Agreement”) by and among (i) VCP RRL ABS V, LLC, a Delaware limited liability company (the “Issuer”); (ii) MUFG Bank, Ltd. (the “Class A-VF Administrative Agent”); (iii) each Conduit Investor from time to time party thereto; (iv) Committed Note Purchaser ; and (v) each funding agent from time to time party thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Class A-VF Purchase Agreement.

The Issuer hereby requests that on [_____], a Draw be made in the aggregate principal, amount of $[_____]. The Issuer represents and warrants that on the date of such Draw all of the conditions precedent set forth in Section 3.2 of the Class A-VF Purchase Agreement are satisfied. Please wire your pro rata share (based on the proportion that your Class A-VF Commitment bears to the Maximum Class A-VF Commitment of $_________).

Please wire $[_____] to the following account:

Bank:
ABA:
Account:
Account #:
Ref:

E-2.2-1

The Issuer has caused this Borrowing Notice to be executed and delivered by its duly authorized officer or representative this __ day of ________, 20__.

VCP RRL ABS V, LLC, as Issuer

By:

Name:

Title:

E-2.2-1

EXHIBIT 2.6-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Purchasers That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Class A-VF Purchase Agreement, dated as of February 26, 2026 (as amended, supplemented or otherwise modified from time to time, the “Class A-VF Purchase Agreement”), by and among (i) VCP RRL ABS V, LLC, a Delaware limited liability company (the “Issuer”); (ii) MUFG Bank, Ltd. (the “Class A-VF Administrative Agent”); (iv) each Conduit Investor from time to time party thereto; (v) Committed Note Purchaser ; and (vi) each funding agent from time to time party thereto.

Pursuant to the provisions of Section 2.7 of the Class A-VF Purchase Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Class A-VF Advance(s) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Issuer within the meaning of Section 881(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Issuer as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Class A-VF Administrative Agent and the Issuer with a certificate of its non-United States Tax Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Issuer and the Class A-VF Administrative Agent, and (2) the undersigned shall have at all times furnished the Issuer and the Class A-VF Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Class A-VF Purchase Agreement and used herein shall have the meanings given to them in the Class A-VF Purchase Agreement.

[NAME OF PURCHASER]
By:
Name:
Title:

Date: ________ __, _____

E-2.6-1

E-2.6-2-1

E-2.6-2-1

EXHIBIT 2.6-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Class A-VF Purchase Agreement, dated as of February 26, 2026 (as amended, supplemented or otherwise modified from time to time, the “Class A-VF Purchase Agreement”), by and among (i) VCP RRL ABS V, LLC, a Delaware limited liability company (the “Issuer”); (ii) MUFG Bank, Ltd. (the “Class A-VF Administrative Agent”); (iii) each Conduit Investor from time to time party thereto; (iv) Committed Note Purchaser ; and (v) each funding agent from time to time party thereto.

Pursuant to the provisions of Section 2.7 of the Class A-VF Purchase Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Issuer within the meaning of Section 881(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Issuer as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Purchaser with a certificate of its non-United States Tax Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Purchaser in writing, and (2) the undersigned shall have at all times furnished such Purchaser with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Class A-VF Purchase Agreement and used herein shall have the meanings given to them in the Class A-VF Purchase Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date: ________ __, ____

E-2.6-2-1

E-2.6-3-1

E-2.6-3-1

EXHIBIT 2.6-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Class A-VF Purchase Agreement, dated as of February 26, 2026 (as amended, supplemented or otherwise modified from time to time, the “Class A-VF Purchase Agreement”), by and among by and among VCP RRL ABS V, LLC, a Delaware limited liability company (the “Issuer”), MUFG Bank, Ltd. (the “Class A-VF Administrative Agent”), and the Purchasers parties thereto.

Pursuant to the provisions of Section 2.7 of the Class A-VF Purchase Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Issuer within the meaning of Section 881(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Issuer as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Purchaser with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Purchaser and (2) the undersigned shall have at all times furnished such Purchaser with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Class A-VF Purchase Agreement and used herein shall have the meanings given to them in the Class A-VF Purchase Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date: ________ __, _____

E-2.6-3-1

E-2.6-4-1

EXHIBIT 2.6-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Purchasers That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Class A-VF Purchase Agreement, dated as of February 26, 2026 (as amended, supplemented or otherwise modified from time to time, the “Class A-VF Purchase Agreement”), by and among (i) VCP RRL ABS V, LLC, a Delaware limited liability company (the “”); (ii) MUFG Bank, Ltd. (the “Class A-VF Administrative Agent”); (iii) each Conduit Investor from time to time party thereto; (iv) Committed Note Purchaser ; and (v) each funding agent from time to time party thereto.

Pursuant to the provisions of Section 2.7 of the Class A-VF Purchase Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Class A-VF Advance(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Class A-VF Advance(s), (iii) with respect to the extension of credit pursuant to this Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Issuer within the meaning of Section 881(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Issuer as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Class A-VF Administrative Agent and the Issuer with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Issuer and the Class A-VF Administrative Agent, and (2) the undersigned shall have at all times furnished the Issuer and the Class A-VF Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Class A-VF Purchase Agreement and used herein shall have the meanings given to them in the Class A-VF Purchase Agreement.

[NAME OF PURCHASER]
By:
Name:
Title:

Date: ________ __, _____

E-2.6-4-1